    As filed with the Securities and Exchange Commission on February 27, 2004



                                File No. 33-69724
                                File No. 811-8056

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                /  X  /
                                                                        -----

      Pre-Effective Amendment No.                                      /     /
                                  -------                               -----


      Post-Effective Amendment No.    16                               /  X  /
                                   ---------                            -----


                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                         /  X  /
                                                                        -----


      Amendment No.    17                                              /  X  /
                    --------                                            -----



                             MMA PRAXIS MUTUAL FUNDS

               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (614) 470-8000

                           Joseph R. Fleming, Esquire
                                   Dechert LLP
                        200 Clarendon Street, 27th Floor
                           Boston, Massachusetts 02116

                     (Name and Address of Agent for Service)

                                    Copy to:
                                George L. Stevens
                               BISYS Fund Services
                                3435 Stelzer Road
                              Columbus, Ohio 43219

It is proposed that this filing will become effective on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485.

                         MMA PRAXIS MUTUAL FUNDS

                         Prospectus

                         MAY 1, 2004



AS WITH ALL MUTUAL
FUNDS, THESE             INTERMEDIATE INCOME FUND
SECURITIES HAVE          CORE STOCK FUND
NOT BEEN APPROVED        INTERNATIONAL FUND
OR DISAPPROVED BY        VALUE INDEX FUND
THE SECURITIES AND
EXCHANGE
COMMISSION NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF
THIS PROSPECTUS
ANY REPRESENTATION
TO THE CONTRARY IS
A CRIMINAL OFFENSE

                                Table of Contents


                                      RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this important          MMA Praxis Intermediate Income Fund
section which summarizes each Fund's     MMA Praxis Core Stock Fund
investments, risks, past performance     MMA Praxis International Fund
and fees.                                MMA Praxis Value Index Fund

                                      INVESTMENT OBJECTIVES, PRINCIPAL
                                      INVESTMENT STRATEGIES, AND RELATED RISKS

Review this section for details on       Criteria for socially responsible
each Fund's investment strategies        investing
and risks.                               MMA Praxis Intermediate Income Fund
                                         MMA Praxis Core Stock Fund
                                         MMA Praxis Value Index Fund
                                         Investment risks -- Risk factors:
                                         All funds

                                      SHAREHOLDER INFORMATION

Review this section for details on       Pricing of fund shares
how shares are valued, how to            Purchasing and adding to your shares
purchase, sell and exchange shares,      Selling your shares
related charges and payments of          General policies on selling shares
dividends and distributions.             Distribution arrangements/sales
                                         charges
                                         Exchanging your shares
                                         MMA Praxis Individual Retirement
                                         Account ("IRA")
                                         Savings incentive match plans for
                                         employees (Simple IRA Plans)
                                         403(b)(7) Defined Contribution Plan
                                         Directed dividends
                                         Automatic voluntary charitable
                                         contributions to the Mennonite
                                         Foundation
                                         Charitable gift option
                                         Dividends, distributions and taxes

                                      FUND MANAGEMENT

Review this section for details on       The investment adviser
the people and organizations who         Portfolio managers
oversee the Funds.                       The distributor and administrator
                                         Capital structure

                                      FINANCIAL HIGHLIGHTS

Review this section for details on       Introduction
selected financial highlights of the     MMA Praxis Intermediate Income Fund
Funds.                                   MMA Praxis Core Stock Fund
                                         MMA Praxis International Fund
                                         MMA Praxis Value Index Fund

                                      BACK COVER

                                         --- Where to learn more about the Funds

RISK/RETURN SUMMARY AND FUND EXPENSES

INTERMEDIATE INCOME FUND

Investment objectives.

The Intermediate Income Fund seeks current income. To a lesser extent, it seeks capital appreciation.

Principal investment strategies.


The Fund invests primarily in fixed income securities of all types, consistent with the Fund's social responsibility criteria. The fixed income securities in which the Fund will primarily invest include corporate bonds and notes, U.S. Government agency obligations, mortgage-backed securities backed by U.S. Government agencies and other mortgage-backed and asset-backed securities. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Adviser will consider purchasing fixed income securities that provide a competitive rate of return relative to the Lehman Brothers Aggregate Bond Index. The Adviser will structure the portfolio using the Lehman Brothers Aggregate Bond Index as a guide in determining sector allocations. The Adviser will seek to underweight and overweight certain sectors depending on the relative value while maintaining overall interest rate exposure substantially similar to the Lehman Brothers Aggregate Bond Index. The Adviser will carefully consider selling a security that no longer meets the Fund's socially responsible criteria.


Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

      -     Respecting the dignity and value of all people

      -     Building a world at peace and free from violence

      -     Demonstrating a concern for global justice

      -     Exhibiting responsible management practices

      -     Supporting and involving communities

      -     Practicing environmental stewardship

Principal investment risks.

Because the value of the Fund's investments will fluctuate with market conditions and interest rates, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings. The Fund is also subject to: (1) credit risk, or the chance that the Fund could lose money if the issuer of a security is unable to repay interest and/or principal in a timely manner or at all; (2) interest rate risk, or the chance that the value of the fixed income securities the Fund holds will decline due to rising interest rates; and (3) prepayment risk, or the chance that the principal investments of the Fund will be paid earlier than anticipated due to declining interest rates.

Who may want to invest?

Consider investing in the Fund if you are:

      - Looking for a core fixed income component within a diversified asset allocation framework

      -     Looking to add a monthly income component to your portfolio

      -     Seeking higher potential returns than provided by money market funds

      -     Willing to accept the risks of price and dividend fluctuations

This Fund will not be appropriate for anyone:

      -     Investing emergency reserves

      -     Seeking guarantee of principal


The chart on this page and the table on the following page provide some indication of the risks of investing in the Intermediate Income Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance during the nine full calendar years since its inception on January 4, 1994, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund's performance (both before and after taxes) over time to that of its primary benchmark, the Lehman Brothers Aggregate Bond Index.(3)


PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS OF CLASS B SHARES AS OF 12/31(1)

                                   [bar chart]


17.47%   2.22%   7.60%   7.29%   -1.90%  7.68%   6.21%   8.64%   [    ]%
--------------------------------------------------------------------------
1995     1996    1997    1998    1999    2000    2001    2002    2003


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


Best quarter:     [            ]
Worst quarter:    [            ]


Past performance (both before and after taxes) do not indicate how the Fund will perform in the future.

The total returns for Class A shares will be different than the Class B Shares' returns shown in the bar chart because the expenses of the share classes differ. Class A Shares were not offered prior to May 12, 1999.


AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2003)(1)



                                 INCEPTION            PAST YEAR     PAST 5 YEARS     SINCE INCEPTION
Class B Return Before Taxes                            [     ]%     [     ]%         [     ]%
(with applicable CDSC)           January 4, 1994


Class B Return After Taxes on                          [     ]%     [     ]%         [     ]%
Distributions (with
applicable CDSC)(2)

Class B Return After Taxes on
Distributions and Sale of
Fund Shares (with applicable                           [     ]%      [     ]%         [     ]%
CDSC)(2)


Class A Return Before Taxes
(with a maximum sales charge     May 12, 1999          [     ]%      [     ]%         [     ]%
of 3.75%)

Lehman Aggregate Bond
Index(3) (reflects no
deductions for fees, expenses
or taxes)                        December 31, 1993     [     ]%      [     ]%         [     ]%


--------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

1     Both charts assume reinvestment of dividends and distributions.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

3 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers
      Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. It is an unmanaged index intended to be generally representative of the bond market as a whole.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Intermediate Income Fund.

FEE AND EXPENSES

SHAREHOLDER FEES                                     A                 B
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          SHARES           SHARES
Maximum sales charge (load) imposed on            3.75%(1)           None
purchases
Maximum deferred sales charge (load)                None           4.00%(2)
Redemption and exchange fee(3)                     2.00%             2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES             A                 B
THAT ARE DEDUCTED FROM FUND ASSETS)                SHARES           SHARES
Management fees                                    0.50%             0.50%
Distribution and Service (12b-1) fees              0.50%             1.00%
Other expenses                                      [ ]%             [ ]%
Total Annual Fund(4) Operating Expenses             [ ]%             [ ]%
Fee waivers and/or expense reimbursements(4)        [ ]%             [ ]%
Net expenses(4)                                     [ ]%             [ ]%


--------------------------------

1 Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

2 The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3% 2%, 1%.


3 Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page [ ] for more information.



4 The Adviser has entered into an expense limitation agreement with respect to the Intermediate Income Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding fees paid to vendors providing fair value pricing and fund compliance services, legal fees and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 0.85% and 1.30% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 0.85% and 1.30%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.


Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

            -     $10,000 investment

            -     5% annual return

            -     redemption at the end of each period

            - no changes in the Fund's operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison only, your actual costs will be different.

EXAMPLE

                                 1          3          5           10
INTERMEDIATE INCOME FUND         YEAR       YEARS      YEARS       YEARS

Class A Shares                   $[     ]   $[     ]   $[     ]    $[     ]
Class B Shares
Assuming Redemption              $[     ]   $[     ]   $[     ]    $[     ]
Assuming no Redemption           $[     ]   $[     ]   $[      ]   $[     ]

RISK/RETURN SUMMARY AND FUND EXPENSES

CORE STOCK FUND

Investment objectives.

The Core Stock Fund seeks capital appreciation. To a lesser extent, it seeks current income.

Principal investment strategies.

Using a relative value investment philosophy, the Fund invests primarily in undervalued securities of medium to large capitalization companies (those companies whose total market value is more than $250 million) which provide products and services that are consistent with the Fund's socially responsible criteria. The Adviser will use measures such as price-to-book ratio, price-to-earnings ratio, price-to-sales ratio and dividend yield to determine an acceptable purchase value. The Adviser will also analyze current trends of sales, earnings and profit margin as factors in the purchase decision. As an additional criteria, the Adviser will consider whether a security is dividend-paying in order to realize income.

Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

      -     Respecting the dignity and value of all people

      -     Building a world at peace and free from violence

      -     Demonstrating a concern for global justice

      -     Exhibiting responsible management practices

      -     Supporting and involving communities

      -     Practicing environmental stewardship

Principal investment risks.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings.

Who may want to invest?

Consider investing in the Fund if you are:

      - Investing for a long-term goal such as retirement (five-year investment horizon)

      - Willing to accept higher risks of investing in the stock market in exchange for potentially higher long term returns

This Fund will not be appropriate for anyone:

      -     Seeking monthly income

      -     Pursuing a short-term goal or investing emergency reserves

      -     Seeking safety of principal


The chart on this page and the table on the following page provide some indication of the risks of investing in the Core Stock Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance during the nine full calendar years since its inception on January 4, 1994, to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund's performance (both before and after taxes) over time to that of its primary benchmark, the S&P 500(R) Index(3) and to that of the Domini 400 Social Index(4).


Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A Shares will be different than the Class B Shares' returns shown in the bar chart because the expenses of the classes differ. Class A Shares were not offered prior to May 12, 1999.

                                  [bar chart]

33.32%     15.87%   29.15%   5.96%    12.16%   -1.04%   -8.53%   -18.57%  [     ]%
----------------------------------------------------------------------------------
1995       1996     1997     1998     1999     2000     2001     2002     2003


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


      Best quarter:    [            ]
      Worst quarter:   [            ]



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2003)(1)



                                  INCEPTION             PAST YEAR     PAST 5 YEARS    SINCE INCEPTION
Class B Return Before Taxes       January 4, 1994       [     ]%      [     ]%        [     ]%
(with applicable CDSC)

Class B Return After Taxes on                           [     ]%      [     ]%        [     ]%
Distributions (with
applicable CDSC)(2)

Class B Return After Taxes on                           [     ]%      [     ]%        [     ]%
Distributions and Sale of
Fund Shares (with applicable
CDSC)(2)


Class A Return Before Taxes       May 12, 1999          [     ]%      N/A             [     ]%
(with a maximum sales charge
of 5.25%)

S&P 500(R) Index(3) (reflects     December 31, 1993     [     ]%      [     ]%        [     ]%
no deductions for fees,
expenses or taxes)

Domini 400 Social Index(4)        December 31, 1993     [     ]%      [     ]%        [      ]%
(reflects no deductions for
fees, expenses or taxes)


--------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

1     Both charts assume reinvestment of dividends and distributions.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

3 The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

4 The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple broad-based social screens and is intended to be generally representative of the socially responsible investment market.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Stock Fund.

FEES AND EXPENSES

SHAREHOLDER FEES                                     A                 B
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          SHARES           SHARES
Maximum sales charge (load) imposed on            5.25%(1)           None
purchases
Maximum deferred sales charge (load)                None           4.00%(2)
Redemption and exchange fee(3)                     2.00%             2.00%

ANNUAL FUND OPERATING EXPENSES                       A                 B
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)      SHARES           SHARES
Management fees                                    0.74%             0.74%
Distribution and Service (12b-1) fees              0.50%             1.00%
Other expenses                                      [ ]%             [ ]%
Total Annual Fund(4) Operating Expenses             [ ]%             [ ]%
Fee waivers and/or expenses reimbursements(4)       [ ]%             [ ]%
Net expenses(4)                                     [ ]%             [ ]%


--------------------------------

1 Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

2 The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.


3 Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page [ ] for more information.



4 The Adviser has entered into an expense limitation agreement with respect to the Core Stock Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding fees paid to vendors providing fair value pricing and fund compliance services, legal fees and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 1.25% and 1.90% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 1.25% and 1.90%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.


Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

            -     $10,000 investment

            -     5% annual return

            -     redemption at the end of each period

            - no changes in the Fund's operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.

EXAMPLE


                                 1          3          5           10
CORE STOCK FUND                  YEAR       YEARS      YEARS       YEARS
Class A Shares                   $[     ]   $[     ]   $[     ]    $[     ]
Class B Shares                   $[     ]   $[     ]   $[     ]    $[     ]
Assuming Redemption
Assuming no Redemption           $[     ]   $[     ]   $[     ]    $[     ]

RISK/RETURN SUMMARY AND FUND EXPENSES

INTERNATIONAL FUND

Investment objectives.

The International Fund seeks capital appreciation. To a lesser extent, it seeks current income.

Principal investment strategies.


The Fund invests primarily in equity securities of foreign companies which mean companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund's Sub-Adviser selects securities for purchase by pairing a top-down approach for country and industry allocation and a bottom-up approach for stock selection. Country and industry weightings are determined by reviewing multiple factors, including currency, economic, political and regulatory environments for the country or industry and how that compares to the rest of the world or industries. The Sub-Adviser's style in selecting securities is a blend of growth and value investment styles. In selecting securities, the Sub-Adviser focuses on maximizing investor opportunity while managing portfolio volatility and risk and working with the Adviser to identify securities appropriate under the Fund's socially responsible investing criteria. The Sub-Adviser uses the following as criteria to qualify with growth investment opportunities: the ability to deliver cash flow growth; solid management; a strong balance sheet; and sustainable competitive advantages. The Sub-Adviser uses the following as criteria to qualify with value investment opportunities: securities priced at a discount; catalysts to unlock value; a strong balance sheet; and solid management.



Stewardship Investing

The Fund analyzes the performance of potential investments not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

            -     Respecting the dignity and value of all people

            -     Building a world at peace and free from violence

            -     Demonstrating a concern for global justice

            -     Exhibiting responsible management practices

            -     Supporting and involving communities

            -     Practicing environmental stewardship

Principal investment risks.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holding may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments such as changes in currency exchange rates, a lack of adequate company information and political instability.

Who may want to invest?

Consider investing in the Fund if you are:

            - Investing for a long-term goal such as retirement (five-year investment horizon)

            -     Looking to add a growth component to your portfolio

            -     Looking to add foreign investment holdings to your portfolio

This  Fund will not be appropriate for anyone:

            -     Pursuing a short-term goal or investing emergency reserves

            -     Seeking safety of principal

            -     Seeking a stable share price


The chart on this page and the table on the following pages provide some indication of the risks of investing in the International Fund by showing how the Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance during the six full calendar years since its inception on April 1, 1997 to demonstrate that the Fund has gained and lost value at differing times. The table on the following page compares the Fund's performance (both before and after taxes) over time to that of its primary benchmark, the Morgan Stanley Capital International -- All Country World Free (ex U.S.) Index.(3)


Past performance (both before and after taxes) does not indicate how the Fund will perform in the future.

The total returns for Class A shares will be different than the Class B Shares' returns shown in the bar chart because the expenses of the classes differ. Class A Shares were not offered prior to May 12, 1999.

                                  [bar chart]


23.98%         42.00%        -20.64%       -25.92%       -19.73%    [   ]%
---------------------------------------------------------------------------------
1998           1999          2000          2001          2002       2003


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


      Best quarter:    [            ]
      Worst quarter:   [            ]



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2003)(1)



                                  INCEPTION         PAST YEAR     PAST 5 YEARS    SINCE INCEPTION
Class B Return Before Taxes       April 1, 1997     [     ]%      [     ]%        [     ]%
(with applicable CDSC)

Class B Return After Taxes on                       [     ]%      [     ]%        [     ]%
Distributions (with
applicable CDSC)(2)

Class B Return After Taxes on                       [     ]%      [     ]%        [     ]%
Distributions and Sale of
Fund Shares (with applicable
CDSC)(2)

Class A Return Before Taxes       May 12, 1999      [     ]%      N/A             [     ]%
(with a maximum sales charge
of 5.25%)

Morgan Stanley Capital            March 31, 1997    [     ]%      [     ]%        [     ]%
International -- All Country
World Free (ex U.S.) Index(3)
(reflects no deduction for
fees, expenses or taxes)


--------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated:

1     Both charts assume reinvestment of dividends and distributions.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

3 The Morgan Stanley Capital International -- All Country World Free (ex U.S.) Index is widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

FEES AND EXPENSES

SHAREHOLDER EXPENSES (FEES          A SHARES           B SHARES
PAID DIRECTLY FROM YOUR
INVESTMENT)
Maximum sales charge                5.25%              None
(load) imposed on purchases
Maximum deferred sales              None               4.00%
charge (load)
Redemption and exchange             2.00%              2.00%
fee(3)

ANNUAL FUND OPERATING               A SHARES           B SHARES

EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM FUND
ASSETS)
Management fees                     0.90%              0.90%
Distribution and Service            0.50%              1.00%
(12b-1) fees
Other expenses                      [     ]%           [     ]%
Total Annual Fund(4)                [     ]%           [     ]%
Operating Expenses
Fee waivers and/or expense          [     ]%           [     ]%
reimbursements(4)
Net expenses(4)                     [     ]%           [     ]%


--------------------------------

1 Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

2 The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.


3 Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page [ ] for more information.



4 The Adviser has entered into an expense limitation agreement with respect to the International Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding fees paid to vendors providing fair value pricing and fund compliance services, legal fees and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 1.50% and 2.15% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 1.50% and 2.15%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.


Use this table to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

            -     $10,000 investment

            -     5% annual return redemption at the end of each period

            - no changes in the Fund's operating expenses. Please note that the example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example if hypothetical and for comparison only, your actual costs will be different.

EXAMPLE


INTERNATIONAL FUND             1 YEAR        3 YEARS       5 YEARS       10 YEARS
Class A Shares                $[     ]      $[     ]      $[     ]      $[     ]
Class B Shares
Assuming Redemption           $[     ]      $[     ]      $[     ]      $[     ]
Assuming no Redemption        $[     ]      $[     ]      $[     ]      $[     ]

RISK/RETURN SUMMARY AND FUND EXPENSES

VALUE INDEX FUND

Investment objective.

The Value Index Fund seeks capital appreciation through a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.

Principle investment strategies.

The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. (See Value Index Construction section below). The Fund attempts to replicate the benchmark index by investing all or substantially all of its assets in the stocks that make up the index. With "replication", an index fund holds each stock found in the target index in about the same proportion as represented in the index itself. For example, if 5% of the benchmark index was made up of a stock of a specific company, the MMA Value Index Fund would invest about 5% of its assets in that company.

VALUE INDEX CONSTRUCTION

The MMA Value Index is constructed using those companies in the MMA social universe with a price/book ratio less than the median (by index weight) price/book ratio of the U.S. large cap market and with a market capitalization above the 85th percentile market capitalization of the U.S. equity market.

The weights of the companies in the MMA Value Index are based on the relative market capitalization of the companies. In order to eliminate the overlap in holding with MMA's internal growth index, an additional adjustment is made to the weights. For stocks in the MMA Value Index whose characteristics also place them in the growth index, their weight in the MMA Value Index will be proportional according to their relative value and growth characteristics. The resulting MMA Value Index will exhibit purer value characteristics than the unadjusted index.

Stewardship Investing

The Fund analyses the performance of potential investment not only for financial strengths and outlook, but also for their ability to reflect certain core social values including:

      -     Respecting the dignity and value of all people

      -     Building a world at peace and free from violence

      -     Demonstrating a concern for global injustice

      -     Exhibiting responsible management practices

      -     Supporting and involving communities

      -     Practicing environmental stewardship

Principal investment risks.

Because the value of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund's holdings may underperform its other holdings. The Fund is also subject to investment style risk, which is the chance that returns from large capitalization value stocks will trail returns from other asset classes or the overall stock market. Value stocks tend to go through cycles of doing better -- or worse -- than the stock market in general. In the past, these cycles have occasionally persisted for multiple years.

Who may want to invest?

Consider investing in the Fund if you are:

            - Investing for a long-term goal such as retirement (five-year investment horizon)

            -     Looking to add a growth component to your portfolio

            - Willing to accept higher risks of investing in the stock market in exchange for potentially higher long-term returns

This Fund will not be appropriate for anyone:

            -     Seeking monthly income

            -     Pursuing a short-term goal or investing emergency reserves

            -     Seeking safety of principal

The chart on this page and the table on the following page provide some indication of the risks of investing in the Value Index Fund by showing how the Fund has performed during the two full calendar year since its inception on May 2, 2001. The table on the following page compares the Fund's performance (both before and after taxes) over time to that of its primary benchmark, the Standard & Poor's 500/Barra Value Index.(3)


The total returns for Class A Shares will be different than the Class B Shares' returns shown in the bar chart because the expenses of the share classes differ.

                                  [bar chart]


                               -23.24%   [   ]%
                            ----------------------
                                 2002    2003


The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns.


Best quarter:     [            ]
Worst quarter:    [            ]



AVERAGE ANNUAL TOTAL RETURNS
(for the periods ending December 31, 2003) (1)



                           INCEPTION        PAST YEAR        SINCE INCEPTION
Class B Return
Before Taxes (with
applicable CDCS)           May 2, 2001      [     ]%         [     ]%

Class B Return
After Taxes on
Distributions (with
applicable CDCS)(2)                         [     ]%         [     ]%

Class B Return
After Taxes on
Distributions and
Sale of Fund Shares
(with applicable
CDCS)(2)                                    [     ]%         [     ]%

Class A Return
Before Taxes (with
a maximum sales
charge of 3.75%)                            [     ]%         [     ]%

Standard & Poor's
500/Barra Value
Index(3) (reflects
no deductions for
fees, expenses or
taxes)                     May 1, 2001      [     ]%         [     ]%


--------------------------------

The table assumes that Class B shareholders redeem all their fund shares at the end of the period indicated.

1     Both charts assume reinvestment of dividends and distributions.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown for Class B shares only. After-tax returns for Class A shares will vary.

3 The Standard & Poor's 500/Barra Value Index is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-look ratios.


This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Index Fund.

FEES AND EXPENSES


SHAREHOLDER FEES                                     A                 B
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)          SHARES           SHARES
Maximum sales charge (load) imposed on            5.25%(1)           None
purchases
Maximum deferred sales charge (load)                None           4.00%(2)
Redemption and exchange fee(3)                     2.00%             2.00%



ANNUAL FUND OPERATING EXPENSES                       A                 B
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)      SHARES           SHARES
Management fees                                    0.30%             0.30%
Distribution and Service (12b-1) fees              0.50%             1.00%
Other expenses                                      [ ]%             [ ]%
Total Annual Fund(4) Operating Expenses             [ ]%             [ ]%
Fee waivers and/or expenses reimbursements(4)       [ ]%             [ ]%
Net expenses(4)                                     [ ]%             [ ]%


1 Lower sales charges are available depending upon the amount invested. See "Distribution Arrangements."

2 The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.


3 Charged only to shares redeemed or exchanged within 30 days from purchase. Please see page [ ] for more information.



4 The Adviser has entered into an expense limitation agreement with respect to the Value Index Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding fees paid to vendors providing fair value pricing and fund compliance services, legal fees and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares of the Fund to 0.95% and 1.50% of the Fund's average daily net assets, respectively. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares and the Class B Shares to exceed 0.95% and 1.50%, respectively, and the repayment is made within three years after the year in which the Adviser incurred the expense.


Use this table to compare fees and expenses with those of other funds. It illustrates the amount

            -     $10,000 investment

            -     5% annual return

            -     redemption at the end of each period

            - no changes in the Fund's operating expenses. Please note that the Example assumes the Net expenses for year 1, and the gross Total Annual Fund Operating Expenses on the previous page for years 2 through 10.

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


EXAMPLE
VALUE INDEX FUND          1 YEAR       3 YEARS      5 YEARS       10 YEARS
Class A Shares            $[     ]     $[     ]     $[     ]      $[     ]
Class B Shares
Assuming                  $[     ]     $[     ]     $[     ]      $[     ]
Redemption
Assuming no               $[     ]     $[     ]     $[     ]      $[     ]
Redemption

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

CRITERIA FOR SOCIALLY RESPONSIBLE INVESTING

Although Praxis is a word more commonly used in theological circles than in the context of mutual funds and finance, MMA Capital Management (the "Adviser") believes that it captures the essence of the MMA Praxis Mutual Fund's (the "Company's") investment philosophy. Praxis refers to a way of joining belief and action. It holds that faith detached from works is merely escapism.

The goal of the Company is to join beliefs with deeds, using the tools of socially responsible investing. The Company is governed by a policy that applies social and financial screens to investment decisions. It is the Company's philosophy that being faithful stewards means using assets God has entrusted to us to promote economic results that are in harmony with ethical beliefs. Accordingly, the Adviser will actively seeks ways to promote human well-being, peace, and justice through its investment decisions.

When considering an investment, the Adviser analyzes the performance of the issuing company not only for its financial strengths and outlook, but also for the company's performance on social issues. That is based on the tenet that social investing is good business. By utilizing social investing screens, the Company can encourage corporations to be good stewards of their resources, to care for the environment, and to create work environments that benefit both the employees and the shareholders.


Investors should understand, however, that socially responsible investing outside the United States can be more difficult. Countries have quite different laws and regulations governing the securities markets, financial and company disclosure, environment, labor, health and welfare standards and practices. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply social investing screens abroad than it is in the United States. Accordingly, the International Fund may unintentionally invest in foreign companies that may engage in a line of business or other practices that do not meet the Fund's social screens. Nevertheless, it is the goal of the Adviser (the term "Adviser" also includes Evergreen Investment Management Company, LLC (the "Sub-Adviser") where appropriate in the context) to avoid investment in such companies domestically, and international and foreign investments will be screen to attempt to assure that the Fund's investments are socially responsible based upon the Company's principles. When the Company becomes aware that it has invested in a company that may be engaged in an activity which is inconsistent with the Company's principles, it may first seek to use its influence to change that activity and may eventually determine to sell its investment. The Company is not under any strict time schedule to make a decision to sell such investments.


MMA PRAXIS' STEWARDSHIP INVESTING PHILOSOPHY

Stewardship investing is a philosophy of financial decision making motivated and informed by social convictions drawn from the 500 year-old Anabaptist-Christian faith tradition. This approach holds in tension a responsibility for the productive use of financial resources and a deep-seated concern for the individuals, communities and environments that are impacted by our investment choices.

To carry out this task, the Funds seek to:

      -     Invest in companies that best reflect a set of positive core values.

      - Participate actively in corporate decision making through shareholder advocacy and direct company dialogue, encouraging positive corporate social practices.

      - Engage in community development investing that widens the door of economic opportunity by empowering disadvantaged individuals and communities through targeted investments.

MMA PRAXIS' STEWARDSHIP INVESTING GUIDELINES

The following core values have been adopted to help guide the evaluation of a company's social performance, as a part of the investment selection process. While few companies may reach these ideals in all aspects of social responsibility, the guidelines articulate the Funds' highest expectations for corporate behavior.

In making investment decisions, the Funds strive to invest in companies that:

1. Respect the dignity and value of all people. Companies are expected to respect and support the basic human rights of all people to practice self-determination; to live free of fear, violence and intimidation; to lead healthy, well-nourished lives; and to have access to adequate shelter and sanitation. In a diverse, global society, we expect that companies will respect the dignity of individuals and ethnic/cultural groups. Companies should treat all people fairly, avoiding discrimination and stereotyping, and should seek to nurture and benefit from diversity in all aspects of corporate activity. We expect that companies will not attempt to benefit from the misfortunes of disadvantaged individuals or communities or from relationships with oppressive political regimes.

2. Build a world at peace and free from violence. We believe that violence, in all its forms, hinders the growth, prosperity and freedom of humankind. It has no place in corporate structures, practice or production. We desire companies to be engaged in products and services that support life -- not those designed to kill, maim, or injure. The expansion of the world's military establishments are not productive endeavors for humanity. We will avoid those companies for whom weapons production and military contracting are a focus of their energy, resources, and market development. We expect companies to engage in activities that contribute to healthy and peaceful relationships between individuals, communities, and nations. We expect companies to value the sanctity of human life, promote alternative forms of conflict resolutions, and to commit to efforts that reduce violence and aggression in world culture.

3. Demonstrate a concern for justice in a global society. All people deserve opportunities to participate in social and economic prosperity. We expect companies to provide fair, sustainable compensation for all employees and subcontractors. Corporate efforts should extend opportunities to the disabled, the disadvantaged and marginalized communities. Company behavior should be based on standards higher than minimum legal requirements. We expect products and services to be offered with honesty and without discrimination. Individuals and communities should be involved in issues and decisions that affect their lives. We expect corporations to act on a basis of shared prosperity, recognizing the value and contributions of all stakeholders in creating and sustaining lasting commercial success.

4. Exhibit responsible management practices. We expect a company to operate in an honest, trustworthy, compassionate and responsible manner. We desire transparency and openness about company policies, finances and behavior. We expect companies to value and empower all employees and to take all reasonable steps to ensure their health and safety. The company should respect workers' rights to communicate with management, organize and bargain collectively. We expect companies to negotiate and communicate in good faith and deal fairly and respectfully with all stakeholders. The company should engage in responsible resource management and obey or exceed all relevant laws for environmental concerns, safety, and public disclosure. Companies should employ sound practices of corporate governance, including board independence, board and executive compensation, and structural integrity. It is our desire for companies to avoid unnecessary litigation and to pursue alternatives where possible. We expect companies to be aggressively engaged in the marketplace, yet be respectful of their competitors and values-centered in their decision-making.

5. Support and involve communities. Communities -- within a workforce, around company facilities, or representing various ethnic, cultural or political groups -- contribute directly and indirectly to the success of corporate endeavors. We believe a company is responsible to contribute its people, expertise and resources to the support and development of these communities. Companies should actively, creatively and aggressively engage in corporate charitable giving. Employee volunteerism, community involvement, and personal charitable giving should also be encouraged. We expect communities will be included in decision-making on issues that affect them. Investments should be made that add value to local workforces, living environments, and community infrastructures. We expect companies to consider the impact their products and production methods have on efforts to build healthy, productive communities. To this end, we will avoid companies materially engaged in alcohol and tobacco production and in the gaming industry.

6. Practice environmental stewardship. The natural environment is a finite resource, the inheritance of future generations and a gift from God. We expect companies to respect the limits of our natural resources and to work toward environmental sustainability. Companies should "reduce, reuse and recycle," pursue cleaner and more efficient production methods and bear a deep concern for the welfare of animals, minimizing animal testing, wherever possible. We value a company's involvement in the environmental technology and services arena. We expect companies to engage in honest, transparent environmental reporting, to support respected environmental principles and to publicly promote the value of the environment.

Consistent with the foregoing investment criteria for socially responsible investing, the Board of Trustees of the Company has authorized the Funds to make certain types of community development investments. These consist of investments in local community-oriented investment programs which are intended to provide economic growth and opportunity in areas deemed suitable for investments of this type. The objective of such community development investments is to foster sustainable social and economic well-being through the use of targeted investments.

In connection with these community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that permits each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investments pools that it has established (the "CDI-Notes"). Assets raised through such offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, is permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them.

These types of investments offer a rate of return below the then-prevailing market rate and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investments-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investment at the community level.


You can find more information on the Funds' Stewardship Investing Guidelines and related activities by visiting the MMA Praxis website at:
http://www.mmapraxis.com.

MMA PRAXIS INTERMEDIATE INCOME FUND

TICKER SYMBOL:  CLASS A MMIIAX            CLASS B MMPIX

INVESTMENT OBJECTIVES

The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective.

POLICIES AND STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of all types, consistent with the Company's socially responsible criteria. Under normal market conditions the Fund will maintain a dollar-weighted average maturity of three to ten years.

Consistent with the Intermediate Income Fund's investment objectives, the Fund:


      - invests in fixed income securities consisting of bonds, fixed income preferred stocks, debentures, notes, zero-coupon securities, mortgage-related and other asset-backed securities, state and local municipal or industrial revenue bonds, credit default swaps, forward contracts, futures contracts and options, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, debt securities convertible into, or exchangeable for, common stocks, foreign debt securities, guaranteed investment contracts, income participation loans, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by agencies of instrumentalities of the U.S. Government. Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.


      - may invest up to 10% of its assets in fixed income securities rated within the fifth and sixth highest rating categories at the time of purchase by one or more nationally recognized statistical rating organizations ("NRSROs"). Except for the 10% of its assets noted above, the Fund will invest in corporate debt securities only if they are rated within the four highest rating categories at the time of purchase by one or more NRSRO or, if unrated, which the Adviser has determined to present attractive opportunities and are of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. For these securities in the fourth through sixth highest categories, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities

      - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

      - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date, but payment and delivery are schedule for a future date beyond the standard settlement period

      -     may invest in other investment companies

In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements.

Shareholders of the Intermediate Income Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

MMA PRAXIS CORE STOCK FUND

TICKER SYMBOL:  CLASS A MMPAX       CLASS B MMPGX

INVESTMENT OBJECTIVES

The primary investment objective of the Core Stock Fund is to seek capital appreciation with current income being a secondary investment objective.

POLICIES AND STRATEGIES

Using a relative value investment philosophy, the Fund invests, under normal circumstances, at least 80% of its assets in stocks and primarily in undervalued securities of medium to large capitalization companies (those companies having greater than $250 million in assets) which, in the Adviser's view, provide products and services that are consistent with the Company's socially responsible criteria.

Consistent with the Core Stock Fund's investment objective, the Fund:

      - invests in the following types of equity securities: common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

      - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase


      - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (excluding U.S. Treasury instruments). Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.


      - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

      - may invest in convertible securities which are securities which are convertible into or exchangeable for common stock

      - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

      -     may invest in other investment companies

Shareholders of the Core Stock Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

MMA PRAXIS INTERNATIONAL FUND

TICKER SYMBOL:  CLASS A MPIAX       CLASS B MMPNX

INVESTMENT OBJECTIVES

The primary investment objective of the International Fund is to seek capital appreciation with current income as a secondary objective.

POLICIES AND STRATEGIES


The Fund invests at least 65% of the value of its total assets in equity securities of foreign companies which means companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund will normally invest in at least 8 different countries outside the United States.


Consistent with the International Fund's investment objective, the Fund:

      -     invests in common stocks of foreign issuers

      -     invests in sponsored and unsponsored depository receipts

      - invests in options, warrants and other securities convertible into common stocks

      - may invest up to 35% of its total assets in investment grade fixed income instruments

      -     may purchase and sell foreign currencies on a spot or forward basis

      - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

      -     may engage in options transactions

      - may engage in futures transactions as well as invest in options on futures contracts solely for hedging purposes

      - may purchase securities on a when-issued or delayed-delivery basis in which a security's price and yield are fixed on a specific date, but payment and delivery are schedule for a future date beyond the standard settlement period

      -     may invest in other investment companies

In the event that the Sub-Adviser determines that the current market conditions are not suitable for the Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.

MMA PRAXIS VALUE INDEX FUND

TICKER SYMBOL:  CLASS A MVIAX       CLASS B MPVBX

INVESTMENT OBJECTIVES

The primary investment objective of the Value Index Fund is to seek capital appreciation through a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.

POLICIES AND STRATEGIES

The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes "indexing" techniques to approximate the performance of the MMA Value Index.

Consistent with the Value Index Fund's investment objective, the Fund:

      - invests in the following types of equity securities; common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks

      - may invest in fixed income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase


      - may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (excluding U.S. Treasury instruments). Certain securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.


      - may invest in the securities of foreign issuers and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts

      - may invest in convertible securities which are securities which are convertible into or exchangeable for common stock

      - may engage in repurchase transactions pursuant to which the Fund purchases a security and simultaneously commits to resell that security to the seller (either a bank or a securities dealer) at an agreed-upon price on an agreed-upon date (usually within seven days of purchase)

      -     may invest in other investment companies

Shareholders of the Value Index Fund will receive at least 60 days' prior notice of any changes to the Fund's 80% investment policy as described above.

INVESTMENT RISKS - RISK FACTORS: ALL FUNDS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds will be subject to the following risks:

      - Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

      - Interest Rate Risk: Interest rate risk refers to the risk that the value of the Funds' fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

      - Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

THE INTERNATIONAL FUND - FOREIGN SECURITIES SPECIFIC RISK FACTORS

The Funds, and in particular the International Fund, may invest in foreign securities which involve investment risks different from those associated with domestic securities. Foreign investments may be riskier than U.S. investments because of unstable international political and economic conditions, foreign controls on investment and currency exchange rates, withholding taxes, or a lack of adequate company information, lack of liquidity, and lack of government regulation.

The International Fund may invest up to 25% of its assets in countries with less developed securities markets. Investments in such emerging markets present greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, a number of emerging markets restrict foreign investment in stocks. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

Please see the State of Additional Information for more information about these investment polices.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

                                            Per share net asset value
   HOW NAV IS CALCULATED                    (NAV) for each Fund is
                                            determined and its shares are
   The NAV is calculated by                 priced at the close of
   adding the total value of a              regular trading on the New
   Fund's investments and other             York Stock Exchange, normally
   assets, subtracting its                  at 4:00 p.m. Eastern time on
   liabilities and then dividing            days the Exchange is open.
   that figure by the number of
   outstanding shares of the Fund:          Your order for purchase, sale
                                            or exchange of shares is
                NAV =                       priced at the next determined
     Total Assets - Liabilities             offering price, which is NAV
     --------------------------             plus any applicable sales
          Number of Shares                  charge as noted in the
             Outstanding                    section on "Distribution
                                            Arrangements/Sales Charges",
                                            calculated after your order is
                                            accepted by the Fund.

                                            Each Fund's securities are generally
                                            valued at current market prices. If
                                            market quotations are not available,
                                            prices will be based on fair value
                                            as determined by a method approved
                                            by the Funds' Trustees.



   NAV is calculated separately for
   Class A Shares and Class B Shares.



                                            BUSINESS DAYS DEFINED

                                            A business day for the Funds is
                                            generally a day that the New York
                                            Stock Exchange is open for business.
                                            The Exchange and the Funds will not
                                            open in observance of the following
                                            holidays: New Year's Day, Martin
                                            Luther King, Jr. Day, Presidents'
                                            Day, Good Friday, Memorial Day,
                                            Independence Day, Labor Day,
                                            Thanksgiving and Christmas Day.

PURCHASING AND ADDING TO YOUR SHARES

You may purchase the Funds through the Distributor or through investment representatives, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Such investment representatives may designate other entities to receive purchase and redemption orders on behalf of the Funds. Consult your investment representative for specific information.


CUSTOMER IDENTIFICATION PROGRAM



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. When you open a new account to buy shares of the Funds, the Funds or your investment representative will ask your name, address, date of birth, taxpayer identification or other government identification number and other information that will allow the Funds to identify you. If the Funds or your investment representative are unable to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money a result of this redemption.


All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. The Fund will not accept third-party starter or travelers checks.

A Fund may waive its minimum purchase requirement and that Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

The Funds reserve the right to reject any order for purchase or exchange into a Fund that may have an adverse impact on such Fund's long-term shareholders and/or that appears to indicate short-term trading activity.

ACCOUNT TYPE                MINIMUM INITIAL INVESTMENT   MINIMUM SUBSEQUENT INVESTMENT
CLASS A AND CLASS B
Regular (non-retirement)    $500                         $50
Retirement                  $500                         $50
Automatic Investment Plan   $50                          $50


AVOID 28% TAX WITHHOLDING



The Funds are required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.


INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

      Initial Investment:

      1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

      2. Make check, bank draft or money order payable to "MMA Praxis Mutual Funds."

      3. Mail to: MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446.

      Subsequent Investment:

      1. Use the investment slip attached to your account statement. Or, if unavailable,

      2.    Include the following information on a piece of paper:

            -     Fund name and Class A or Class B

            -     Amount invested

            -     Account name

            -     Account number

            Include your account number on your check.

      3.    Mail to:  MMA Praxis Mutual Funds,
            P.O. Box 182446,
            Columbus, OH 43218-2446.

BY OVERNIGHT SERVICE

      See instructions 1-2 above for subsequent investments.

      4.    Send to:  MMA Praxis Mutual Funds
            c/o BISYS Fund Services
            Attn:  T.A. Operations
            3435 Stelzer Road
            Columbus, OH 43219-8020

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-9-PRAXIS. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-9-PRAXIS to arrange a transfer from your bank account.

BY WIRE TRANSFER

Note:  Your bank may charge a wire transfer fee.

For initial investment:
Please call 1-800-9-PRAXIS for a confirmation number and instructions for returning your completed application, and wiring instructions.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to 8 days to clear. There is generally no fee for ACH transactions.

You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

AUTOMATIC INVESTMENT PLAN


You can make automatic investments in the Funds and the MMA Praxis Shares of the Pax World Money Market Fund, Inc., distributed by Reich & Tang Distributors, Inc. (which is offered through a separate prospectus) from your bank account. Automatic investments can be as little as $50, once you've invested the minimum required to open the account (see page [ ] for more information about investment minimums).


To invest regularly from your bank account:

      1. Complete the Automatic Investment Plan portion on your Account Application.

            Make Sure you note:

            -     Your bank name, address and account number

            -     The amount you wish to invest automatically (minimum $50)

            - How often you want to invest (twice a month, every month, four times a year, twice a year or once a year)

      2.    Attach a voided personal check.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Class A Shares than for Class B shares, because Class A Shares have lower distribution expenses. Capital gains are distributed at least annually.

DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Your proceeds will be reduced by any applicable CDSC. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT


As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is known as redeeming shares or a redemption of shares. A redemption fee may apply to shares held less than 30 days.


CONTINGENT DEFERRED SALES CHARGE

When you sell Class B Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Chares" below for details.

INSTRUCTIONS FOR SELLING SHARES

BY TELEPHONE (unless you have declined telephone sales privileges)

      1. Call 1-800-9-PRAXIS with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

BY MAIL

      1. Call 1-800-9-PRAXIS to request redemption forms or write a letter of instruction indicating:

            -     your Fund and account number

            -     amount you wish to redeem

            -     address where your check should be sent

            -     account owner signature

      2.    Mail to:

            MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446

BY OVERNIGHT SERVICE

      1.    Send to:  MMA Praxis Mutual Funds, c/o BISYS Fund Services,
            Attn:  T.A. Operations, 3435 Stelzer Road, Columbus, OH
            43219-8000.

WIRE TRANSFER

You must indicate this option on your application.

Call 1-800-9-PRAXIS to request a wire transfer.

If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

The Fund may charge a wire transfer fee.

Note:  Your financial institution may also charge a separate fee.

AUTOMATIC WITHDRAWAL PLAN

You can receive automatic payments from your account monthly, quarterly, semi-annually or annually. The minimum withdrawal is $50. To activate this feature:

            - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-9-PRAXIS.

            -     Include a voided personal check.

            - Your account must have a value of $10,000 or more to start withdrawals.

            - If the value of your accounts falls below $500 due to your withdrawals, you may be asked to add sufficient funds to bring the account back to $500 within 60 days, or the Fund may close your account and mail the proceeds to you.

No CDSC will be assessed on redemptions made in accordance with this feature that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly and quarterly redemptions will not be subject to a CDSC if they do not exceed 1% or 3%, respectively, of an account's net asset value on the redemption date. Any redemptions in accordance with this feature in excess of this limit are still subject to the applicable CDSC.

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

      1. Redemptions from Individual Retirement Accounts ("IRAs"), 403(b) accounts and other qualified plans.

      2. Redemption requests requiring a signature guarantee, which include each of the following.

            - Your account registration or the name(s) in your account has changed within the last 15 days.

            -     The check is not being mailed to the address on your account.

            - The check is not being made payable to the owner of the account.

            - The redemption proceeds are being transferred to another Fund account with a different registration.

            - The redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, credit union, clearing agency, or savings association.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 10 BUSINESS DAYS OF INITIAL INVESTMENT

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agency is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a certified check.

DELAYED REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission ("SEC") in order to protect remaining shareholders.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares, net of any CDSC. When you convert these securities to cash, you will pay brokerage charges.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash: If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

FEE FOR SHORT-TERM REDEMPTIONS OR EXCHANGES


A fee of 2% may be imposed on shares redeemed or exchanged within 30 days of purchase. The fee will be paid to the Fund from the redemption or exchange. This fee does not apply to shares acquired via dividend reinvestment, shares held in most qualified retirement plans, or shares sold through a systematic withdrawal plan. The fee will be limited to the extent that any shares that are not subject to the fee (e.g., shares acquired via a dividend reinvestment) are sold or exchanged first. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management.


CLOSING OF SMALL ACCOUNTS

If your Fund account falls below $500 due to your redemptions, the Fund may ask you to increase your balance. If it is still below $500 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

SMALL ACCOUNT FEE

To offset the relatively higher costs of servicing smaller accounts, you will be charged a fee at an annual rate of $14 if your account balance for a Fund falls below a minimum level of $2,000, except for UGMA and most individual qualified retirement plan accounts for which the minimum level is $1,000. However, you will not be charged this fee if the aggregate value of all of your MMA Praxis Mutual Fund accounts is at least $10,000. Accounts participating in the automatic investment plan , accounts opened through a financial institution, pension plan accounts administered by a third-party plan administrator, accounts that are exempt from sales charges for new purchases, and brokerage accounts are not subject to this fee. The small account fee will be deducted automatically from your below-minimum Fund account on an annual basis and paid to BISYS Fund Services, the Funds' transfer agent. Each Fund account will normally be valued, and any deduction taken, during the first 15 business days of December of each calendar year.

DISTRIBUTION ARRANGEMENTS/SALES CHARGES

This section describes the sales charges and fees you will pay as an investor in the Funds and ways to qualify for reduced sales charges.


                            CLASS A                    CLASS B(1)

Sales Charge (Load)         Front-end sales charge;    No front-end sales
                            reduced sales charges      charge.  A contingent
                            available.(2)              deferred sales charge
                                                       (CDSC) may be imposed on
                                                       shares redeemed prior to
                                                       the fifth anniversary of
                                                       purchase. Maximum
                                                       investment is $100,000.


Distribution and Service    Subject to annual          Subject to annual
(12b-1) Fee                 distribution and           distribution and
                            shareholder servicing      shareholder servicing
                            fees of up to 0.50% of     fees of up to 1.00% of
                            each Fund's total assets.  each Fund's assets.

                            Lower annual expenses      Higher annual expenses
Fund Expenses               than Class B Shares.       than Class A Shares.



----------------



(1) Converts to Class A Shares after ten years from the first business day of the month after purchase, thus reducing future annual expenses.




(2) You may incur a contingent deferred sales charge on shares redeemed within two years of a purchase of $1 million or more.



CALCULATION OF SALES CHARGES


CLASS A SHARES

Class A Shares are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for each of the Funds are as follows:

FOR THE INTERMEDIATE INCOME FUND


                                                                                  DEALER
                                           SALES CHARGE     SALES CHARGE      ALLOWANCE AS A
                                            AS A % OF      AS A % OF YOUR          % OF
        Your Investment                   OFFERING PRICE   NET INVESTMENT     OFFERING PRICE
        ---------------                   --------------   --------------     --------------
CLASS A
Less than $50,000                               3.75%            3.90%             3.50%
$50,000 but less than $100,000                  3.25%            3.36%             3.00%
$100,000 but less than $250,000                 2.75%            2.83%             2.50%
$250,000 but less than $500,000                 2.00%            2.04%             1.75%
$500,000 but less than $1,000,000               1.00%            1.01%             0.75%

$1,000,000 and above(1)                         0.00%            0.00%             0.00%

FOR THE CORE STOCK FUND, THE INTERNATIONAL FUND AND THE VALUE INDEX FUND


                                                                                    DEALER
                                          SALES CHARGE     SALES CHARGE       ALLOWANCE AS A
                                           AS A % OF      AS A % OF YOUR            % OF
        Your Investment                  OFFERING PRICE   NET INVESTMENT      OFFERING PRICE
        ---------------                  --------------   --------------      --------------
CLASS A
Less than $50,000                              5.25%            5.54%              4.75%
$50,000 but less than $100,000                 4.00%            4.17%              3.50%
$100,000 but less than $250,000                3.00%            3.09%              2.50%
$250,000 but less than $500,000                2.00%            2.04%              1.50%
$500,000 but less than $1,000,000              1.50%            1.52%              1.00%
$1,000,000 and above(1)                        0.00%            0.00%              0.00%


--------------------------------


(1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or up to 0.50% if redeemed in the second year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions.

CLASS B SHARES

Class B Shares of the Funds are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your shares of a Fund before the fifth anniversary of purchase, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase of the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.

                                           CDSC AS A % OF
                   YEARS SINCE             DOLLAR AMOUNT
                    PURCHASE             SUBJECT TO CHARGE
                      0-1                      4.00%
                      1-2                      4.00%
                      2-3                      3.00%
                      3-4                      2.00%
                      4-5                      1.00%
                    more than 5                 None

If you sell some but not all of your shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).


For example, assume an investor purchased 100 shares at $10 a share (for a total cost of $1,000). Three years later, the shares have a net asset value of $12 per share and during that time the investor acquired 10 additional shares through dividend reinvestment. If the investor then makes one redemption of 50 shares (resulting in proceeds of $600, 50 shares X $12 per share), the first 10 shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 shares redeemed, the contingent deferred sales charge is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her shares will be subject to the contingent deferred sales charge, at a rate of 3.00% (the applicable rate in the third year after purchase).



Class B Shares, and any dividends and distributions paid on such shares, automatically convert to Class A Shares after ten years from the first business day of the month after purchase. If you purchased Class B Shares of one Fund that you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion from Class B Shares to Class A Shares is not considered a taxable event for Federal income tax purposes. After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares that will increase your investment return compared to the Class B Shares.



SALES CHARGE REDUCTIONS



Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more in any class of shares. In addition, you may qualify for reduced sales charges under the following circumstances:



      - Letter of Intent. You inform the Funds in writing that you intend to purchase enough shares of any class over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent, not including appreciation, dividends and capital gains.



      - Rights of Accumulation. When the value of shares of any class you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge.


      - Combination Privilege. Combine accounts of multiple Funds or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. Shareholders must instruct the Fund in writing to have the household accounts combined in order to qualify for the Combination Privilege.


SALES CHARGE WAIVERS


The following qualify for waivers of Class A Shares front-end sales charges and Class B Shares CDSC:

      1. following the death or disability (as defined in the Statement of Additional Information) of a Shareholder (CDSC Waiver);

      2. to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other retirement plan to a Shareholder who has attained the age of 70-1/2 (CDSC Waiver);

      3. for accounts owned by Trustees of the Company, officers, directors, employees and retired employees of (a) the Adviser and its affiliates and (b) The BISYS Group, Inc. and its affiliates, and spouses and children under the age of 21 of each of the foregoing;


      4. for accounts owned by employees (and their spouses and children under the age of 21, and their employed staff) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Funds;


      5.    to the extent that the redemption is involuntary (CDSC Waiver);

      6. for accounts owned by all MMA Capital Management, Mennonite Foundation and MMA Trust Company investment advisory accounts;

      7. for investment advisors or financial planners who place trades for their own accounts or the accounts of their clients, and who charge a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent: such accounts include retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code and "rabbi trusts";

      8. provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan feature, subject to the limitation set forth under "Auto Withdrawal Plan", above, (CDSC Waiver);

      9. for accounts owned by employees of firms that have entered into an agreement to offer the Funds as part of their retirement or deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401, 403(b) or 457 of the Internal Revenue Code administered by third-party plan administrators on behalf of plan participants; and

      10. for investment of proceeds from redemptions from another mutual fund complex within 90 days after redemption, provided you had paid a front-end sales charge when acquiring those shares.

For items 1 and 2 above, shareholders must notify the Distributor either directly or through their broker-dealers, at the time of purchase or redemption, that they are entitled to a waiver of the sales charge or CDSC. For Items 3, 4, 6, 7, 9 and 10 above, shareholders must notify the Distributor directly, AT THE TIME OF PURCHASE, that they are entitled to a waiver of the sales charge or CDSC. The waiver will be granted subject to confirmation of the investor's situation. For Item 7 above, sales load waivers do not apply to any fees imposed on redemptions or exchanges. Please see page [ ] for more information.



The Distributor and the Adviser, at their expense, may provide compensation to dealers in connection with sales of Shares of a Fund. Shares sold subject to the waiver of the sales charges are not eligible for the payment of such compensation.


The Distributor may provide additional compensation to securities dealers in an amount up to 0.75% of the offering price of Class A Shares, as applicable, of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A Shares, as applicable, for individual sales over $5 million.


REINSTATEMENT PRIVILEGE



If you have sold Class A Shares or Class B Shares of a Fund and decide to reinvest in the same class of the Fund within a 90-day period, you will not be charged the applicable sales load on amounts up to the value of the shares you sold. You must provide a written reinstatement request and payment within 90 days of the date your instructions to sell were processed.



DISTRIBUTION AND SERVICE (12B-1) FEES


12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an on-going basis, and will increase the cost of your investment. A portion of the 12b-1 fees for each class of each Fund is currently being waived by the distributor to help maintain a competitive overall expense ratio.


The 12b-1 fees vary by share class as follows:

      - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution.

      - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

      - The higher 12b-1 fee on Class B Shares, together with the CDSC, help the Distributor sell Class B Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.


   Long-term shareholders may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.

   EXCHANGING YOUR SHARES


   INSTRUCTIONS FOR EXCHANGING SHARES



   You can exchange your shares in one Fund for shares of another MMA Praxis Mutual Fund, including the MMA Praxis Shares of the Pax World Money Market Fund, Inc. (the "Money Market Fund") (which is offered through a separate prospectus), usually without paying additional sales charges (see "Notes" below). Shares held less than 30 days may incur a fee upon exchange. Please see page [ ] regarding "Fee for Short-Term Redemptions or Exchanges". Exchanges between Class A and Class B are prohibited, except for those shareholders that qualify for sales charge waivers, as outlined on pages [ ] and [ ] of this prospectus. Otherwise, if you are a Class B shareholder and wish to purchase Class A Shares of the same Fund or another Fund, you will be required to pay any applicable front-end sales charge (for the purchase of Class A Shares) and CDSC (for the selling of Class B Shares). However, as discussed above, Class B Shares of a Fund held for ten years will automatically be converted into Class A Shares of the same Fund. The Money Market Fund is offered in Class A only. Anyone who wishes to exchange Class B Shares of another Fund for the Money Market Fund must redeem their Class B Fund Shares, pay all applicable CDSC charges and purchase the Money Market Fund shares.



   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Exchanges may be made by sending a written request to MMA Praxis Mutual Funds, P.O. Box 182446, Columbus, OH 43218-2446, or by calling 1-800-9-PRAXIS. Please provide the following information:

      -     Your name and telephone number

      -     The exact name on your account and account number

      -     Taxpayer identification number (usually your Social Security number)


      -     Dollar value or number of shares to be exchanged

      - The name of the Fund from which the exchange is to be made and the account number

      - The name of the Fund into which the exchange is being made. If this is an existing account, please provide the account number.


See "Selling your Shares" for important information about telephone transactions.


NOTES ON EXCHANGES


To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to four exchanges within a calendar year.


The registration and tax identification numbers of the two accounts must be identical.


The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.


When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you may pay the difference.


Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.


MMA PRAXIS INDIVIDUAL RETIREMENT ACCOUNT ("IRA")


An MMA Praxis IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement programs. MMA Praxis IRA contributions may be tax-deductible and earnings are tax-deferred. Under the Tax reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis. MMA Praxis offers the following types of IRAs:

      -     Traditional

      -     Roth

      -     Coverdell Education Savings Account

      -     Simplified Employee Pension (SEP).


A SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRA's on behalf of all eligible employees.


All MMA Praxis IRA distribution request must be made in writing to BISYS Fund Services. Any additional deposits to an MMA Praxis IRA must distinguish the type and year of the contribution.



For more information on an MMA Praxis IRA or, to request an MMA Praxis IRA application, call the Funds at 1-800-9-PRAXIS, or visit the Funds' website at http://www.mmapraxis.com to download applications and forms. Shareholders are advised to consult a tax adviser regarding IRA contribution and withdrawal requirements and restrictions.



SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA PLANS)


An MMA Praxis SIMPLE IRA Plan gives employers the ability to offer tax-deferred IRA accounts to their employees that are funded with salary reduction contributions and employer matching or non-elective contributions.


403(B)(7) DEFINED CONTRIBUTION PLAN


An MMA Praxis 403(b)(7) Defined Contribution Plan offers employers that are tax-exempt organizations the ability to establish tax-deferred accounts for their employees that also permit salary reduction contributions.


DIRECTED DIVIDENDS


A shareholder with an account having a current market value of at least $5,000 may elect to have all income dividends and capital gains distributions reinvested in one of the Company's other Funds (provided the other Fund is maintained at its minimum required balance). The entire directed dividend (100%) must be reinvested into the other Fund if this option is chosen. This option is available only to the same shareholder involving Funds with the same shareholder registration.


The Directed Dividend Option may be modified or terminated by the Company at any time after notice to the participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor.


AUTOMATIC VOLUNTARY CHARITABLE CONTRIBUTIONS TO THE MENNONITE FOUNDATION


The Mennonite Foundation, Inc. was organized as a non-for-profit, public foundation in 1952 and received 501(c)(3) tax status in 1953. The Foundation's primary purposes are to facilitate the missions of church institutions through a wide range of planned giving and asset management services, and to provide stewardship education seminars in church and other settings.


In keeping with the socially responsible objectives of MMA Praxis Mutual Funds, Fund shareholders may elect to make automatic, voluntary contributions of all or a percentage of their income dividends and/or capital gains to The Mennonite Foundation, Inc. In order to make such an election, shareholders must elect to receive income dividends and/or capital gain distributions in cash. Shareholders may indicate their desire to contribute by completing the appropriate section of the account application regarding dividend elections. In order to qualify for the automatic charitable contributions plan, shareholders are required to maintain a minimum balance of $10,000 in the account from which voluntary contributions are made.


The Foundation will manage contributions received from shareholders in the Foundation's "Charitable Gift Fund," under current operating procedures. A shareholder may advise the Foundation, with respect to their contributions, as to the identity of desired charitable distributes, and the possible timing and amounts of distributions. The Charitable Gift Fund has a minimum distribution amount of $100. The Foundation retains legal and equitable control of the Charitable Gift Fund, and follows a published list of guidelines when determining whether to make a distribution. Shareholders with an account balance under $10,000 may also participate in The Mennonite Foundation Charitable Gift Fund by making contributions directly to the Foundation.



In 2003, the Foundation disbursed approximately $[ ] million to church and charitable organizations.

Contributions to the Foundation are charitable contributions and, subject to tax law limitations are tax deductible on the itemized tax return of the contributor. Shareholders who contribute to the Foundation will receive an annual report of Foundation activities during the year.


The directors of the Foundation serve in a voluntary capacity and are not paid directly or indirectly for their service to the Foundation, except for expenses associated with directors' meetings. The Foundation and the Adviser share a common board of directors and also have certain officers in common.

You may obtain additional information, including the operating procedures of the Charitable Gift Fund, by writing to The Mennonite Foundation, 1110
N. Main Street, P.O. Box 483, Goshen, Indiana, 46528.


CHARITABLE GIFT OPTION


The Charitable Gift Option allows certain shareholders of the Funds to designate all or any portion of their accounts to automatically be transferred to a church or charitable organization at the death of the shareholder. To participate in the Charitable Gift Option, shareholders should call 1-800-9-PRAXIS for more information and to receive the necessary enrollment forms. For a shareholder to change the Charitable Gift Option instructions or to discontinue the feature, a written request must be sent to the Distributor. It shall be the responsibility of the shareholder to ascertain the tax-exempt qualification of a receiving organization. Neither the Company, the Adviser, nor the Distributor will verify the qualifications of any receiving organizations, or issue any charitable receipts. An investor should consult with his or her own tax counsel and estate planner as to the availability and tax and probate consequences of this feature of the Funds under applicable state or federal law.


DIVIDENDS, DISTRIBUTIONS AND TAXES



Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Income dividends on the Core Stock Fund and the International Fund are usually paid semiannually. Income dividends on the Intermediate Income Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.




Dividends and other distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.



An exchange of shares is considered a sale, and gains from any sale or exchange may be subject to applicable taxes.


Dividends generally are taxable as ordinary income. Distributions designated by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate, regardless of how long you have held your Fund shares.



If you are an individual investor, a portion of the dividends you receive from a Fund may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.




If a portion of a Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders.



A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.


In certain years, you may be able to claim a credit or deduction for your share of foreign taxes paid by the International Fund.


You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.


Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.


This tax discussion is meant only as a general summary. Because each investor's tax situation is unique, you should consult your tax adviser about the particular consequences to you of investing in the Funds.

FUND MANAGEMENT


THE INVESTMENT ADVISER



MMA Capital Management ("MMA" or the "Adviser"), 1110 North Main Street, Goshen, Indiana 46528 is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. As of December 31, 2003, the Adviser had over $[ ] million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds. MMA has retained Evergreen Investment Management Company, LLC ("Evergreen") as investment sub-adviser to the International Fund. Evergreen, which is located at 200 Berkeley Street, Boston, Massachusetts 02116, specializes in international investment management and as of December 31, 2003 had approximately $[ ] [b/m]illion in assets under management.




MMA makes the day-to-day investment decisions for the Core Stock Fund, the Intermediate Income Fund and the Value Index Fund and oversees Evergreen's investments for the International Fund. In addition, MMA continuously reviews, supervises and administers each Fund's investment program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2003:



                                                  PERCENTAGE OF
                                                 AVERAGE NET ASSETS
                                                  AS OF 12/31/03
                                                  --------------
  INTERMEDIATE INCOME FUND                           [     ]%
  CORE STOCK FUND                                    [     ]%
  INTERNATIONAL FUND                                 [     ]%
  VALUE INDEX FUND                                   [     ]%



* The Adviser waived a portion of its fees for the fiscal year ended December 31, 2003. Contractual fees (as a percentage of average daily net assets) were 0.74%, 0.50%, 0.90% and 0.30% for the Core Stock Fund, the Intermediate Income Fund, the International Fund and the Value Index Fund, respectively.



PORTFOLIO MANAGERS


The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:


CORE STOCK AND THE VALUE INDEX FUND


CHAD HORNING, CFA

      - Chad Horning has been an equity analyst with MMA since February 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and a Master's Degree in Economics from the University of Maryland in 1996. Chad earned the Chartered Financial Analyst (CFA) designation in 2001.


JOHN NUSSBAUM, CFA

      - John Nussbaum has 14 years of investment management experience. He has served as an assistant equity investment manager for MMA Praxis Core Stock Fund since its inception. He received a BS in Accounting from Eastern Mennonite University and a Masters Degree in Business Administration from Ohio State University. John earned the Chartered Financial Analyst (CFA) designation in 1994.


INTERMEDIATE INCOME FUND


DELMAR KING

      - Delmar King has 31 years of investment experience with Mennonite Mutual Aid and has managed the Intermediate Income Fund since its inception. He received a BA in Economics from Goshen College and received a Masters Degree in Business Administration from Indiana University in 1971.


ROBERT NELSON, CFA

      - Robert Nelson has 14 years of investment management experience. He received a BS in Accounting from the State University of New York at Fredonia and a Masters Degree in Business Administration from Clarkson University. He earned the Chartered Financial Analyst (CFA) designation in 1993.


INTERNATIONAL FUND



Evergreen utilizes a team approach to the management of the Fund. All of Evergreen's portfolio managers and research analysts are members of the investment team. The investment team develops a broad investment strategy, establishes a framework of country allocations and contributes individual stock selections. The portfolio managers primarily responsible for overseeing Evergreen's management of the Fund are Gilman C. Gunn, III, Liu-Er Chen, CFA and Francis X. Claro, CFA:







GILMAN C. GUNN, III



      - Gilman C. Gunn, III is a Managing Director and Senior Portfolio Manager at Evergreen. He has 28 years of investments experience, and has managed the Evergreen International Team for the last eleven years. The International Team manages $[ ] billion in international assets. Currently, the team is responsible for: the Evergreen International Growth Fund, the Evergreen Global Opportunities Fund, the Evergreen Emerging Markets Growth Fund, the Evergreen Latin America Fund, the Evergreen Healthcare Fund and the Evergreen Global Leaders Fund. Mr. Gunn joined Evergreen on January 1, 1991. Prior to joining Evergreen, he spent 7 years in London. Mr. Gunn headed Citibank's London-based private client investment department and before that, was head of Global Investment Research for Paribas Capital Markets in London. He spent two years in Kuwait as an Advisor to the Kuwait International Investment Company and also one year in Thailand. Before going overseas, Mr. Gunn managed an $800 million bond portfolio for The Chubb Corporation in New York. He received his M.B.A. from N.Y.U. and has been quoted extensively in The Wall Street Journal, Barrons (cover story), Business Week, Forbes, Bloomberg, and other international publications.




LIU-ER CHEN, CFA



      - Liu-Er Chen, CFA is a Director and Portfolio Manager for the Evergreen Health Care Fund and the Evergreen Emerging Markets Growth Fund. He was raised in China and received advanced medical training there and later received intensive training in Neuroscience at Cornell University. Subsequently, Mr. Chen received his M.B.A. at Columbia University. Prior to joining Evergreen, he spent three years working in strategic planning for U.S. and German pharmaceutical companies. Mr. Chen speaks Mandarin as his first language. He is a member of the Boston Security Analysts Society and has been awarded the Chartered Financial Analyst designation by the Association for Investment Management and Research (AIMR).




FRANCIS X. CLARO, CFA



      - Francis X Claro, CFA is a Director and Portfolio Manager for the international portion of the Evergreen Global Opportunities Fund. Previously he was a Co-Portfolio Manager for the Evergreen Latin America Fund and the Evergreen Emerging Markets Growth Fund. Prior to Evergreen, Mr. Claro worked as an Investment Officer with the Inter-American Investment Corporation, where he was responsible for making private equity and debt investments across sectors. He also worked as Senior Consultant for Price Waterhouse's International Consulting practice in the U.S. and United Kingdom. In addition, Mr. Claro worked as an officer for Hostelera Iberica, a services company in Spain. He holds a Bachelor degree in Business from ESADE in Barcelona, Spain, an M.Sc. from the London School of Economics, and an M.B.A. from the Harvard Business School. Mr. Claro is fluent in Spanish and Catalan, as his primary languages, as well as Portuguese and French, and has lived in Spain and the United Kingdom. He is a member of the Boston Security Analysts Society and has been awarded the Chartered Financial Analyst designation by the Association for Investment Management and Research (AIMR).




The Statement of Additional Information has more detailed information about MMA and Evergreen and other service providers.

THE DISTRIBUTOR AND ADMINISTRATOR


BISYS Fund Services is the Funds' distributor and administrator. Their address is 3435 Stelzer Road, Columbus, OH 43219.


CAPITAL STRUCTURE


MMA Praxis Mutual Funds was organized as a Delaware business trust on September 30, 1993, and overall responsibility for the management of the Funds is vested in the Board of Trustees. Shareholders will each be liable for all obligations of a Fund in which they hold shares. However, the risk of a shareholder incurring financial loss on account of liability is limited to circumstances in which both inadequate insurance exists and a Fund itself is unable to meet its obligations. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held and will vote in the aggregate and not by series except as otherwise expressly required by law.

FINANCIAL HIGHLIGHTS

INTRODUCTION


The financial highlights tables are indented to help you understand each Fund's financial performance for the past five years (or shorter periods, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions. This information for the years ended December 31, 2003, 2002 and 2001, have been audited by [ ], whose report, along with each Fund's financial statements, are included in the annual report of the Funds, which is available upon request. The information for years/periods prior to December 31, 2001 was audited by the Funds' former auditors.



INTERMEDIATE INCOME FUND




                                             CLASS A SHARES
                                             -----------------------------------------------------------------------------------
                                              YEAR ENDED      YEAR ENDED       YEAR ENDED        YEAR ENDED      MAY 12, 1999 TO
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                2003             2002              2001              2000            1999 (a)
                                              ----------      ----------        ----------        ----------        ----------
Net Asset Value, Beginning of Period                          $     9.69        $     9.62        $     9.46        $     9.88
                                                              ----------        ----------        ----------        ----------

Investment Activities

  Net investment income                                             0.48              0.54              0.58              0.33

  Net realized and unrealized gains
     (losses) from investments                                      0.37              0.07              0.16             (0.37)
                                                              ----------        ----------        ----------        ----------

         Total from Investment Activities                           0.85              0.61              0.74             (0.04)
                                                              ----------        ----------        ----------        ----------

Distributions

  Net investment income                                            (0.49)            (0.54)            (0.58)            (0.37)

  Net realized gains                                                  --                --                --             (0.01)
                                                              ----------        ----------        ----------        ----------

         Total Distributions                                       (0.49)            (0.54)            (0.58)            (0.38)
                                                              ----------        ----------        ----------        ----------

Net Asset Value, End of Period                                $    10.05        $     9.69        $     9.62        $     9.46
                                                              ----------        ----------        ----------        ----------

Total Return (excludes sales charge)                                9.02%             6.47%             8.03%            (0.45%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                           $   32,391        $   26,931        $   20,410        $   17,670

  Ratio of expenses to average net
     assets                                                         0.85%             0.85%             0.85%             0.85%(c)

  Ratio of net investment income to
     average net assets                                             4.94%             5.59%             6.15%             5.81%(c)

  Ratio of expenses to average net
     assets*                                                        1.69%             1.65%             1.66%             1.66%(c)

Portfolio Turnover (d)                                             58.16%            36.00%            49.66%            37.78%


* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations of Class A Shares.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

INTERMEDIATE INCOME FUND



                                             CLASS B SHARES
                                             --------------------------------------------------------------------------------
                                              YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                             DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                2003              2002             2001             2000             1999
                                              ----------       ----------       ----------       ----------       ----------

Net Asset Value, Beginning of Period                           $     9.69       $     9.61       $     9.46       $    10.17
                                                               ----------       ----------       ----------       ----------

Investment Activities

  Net investment income                                              0.45             0.52             0.55             0.54

  Net realized and unrealized gains
     (losses) from investments                                       0.36             0.07             0.15            (0.73)
                                                               ----------       ----------       ----------       ----------

         Total from Investment Activities                            0.81             0.59             0.70            (0.19)
                                                               ----------       ----------       ----------       ----------

Distributions

  Net investment income                                             (0.45)           (0.51)           (0.55)           (0.51)

  Net realized gains                                                   --               --            (0.01)           (0.01)
                                                               ----------       ----------       ----------       ----------

         Total Distributions                                        (0.45)           (0.51)           (0.55)           (0.52)
                                                               ----------       ----------       ----------       ----------

Net Asset Value, End of Period                                 $    10.05       $     9.69       $     9.61       $     9.46
                                                               ----------       ----------       ----------       ----------

Total Return (excludes
  redemption charge)                                                 8.64%            6.21%            7.68%           (1.90%)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                            $   41,544       $   35,814       $   32,212       $   33,111

  Ratio of expenses to average net
     assets                                                          1.20%            1.20%            1.20%            1.16%

  Ratio of net investment income to
     average net assets                                              4.59%            5.26%            5.79%            5.35%

  Ratio of expenses to average net
     assets*                                                         2.19%            2.15%            2.16%            2.17%

Portfolio Turnover (b)                                              58.16%           36.00%           49.66%           37.78%


* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

CORE STOCK FUND



                                                 CLASS A SHARES
                                             -----------------------------------------------------------------------------------
                                             YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED     MAY 12, 1999 TO
                                             DECEMBER 31,     DECEMBER 31,      DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                2003              2002             2001             2000            1999 (a)
                                              ----------       ----------       ----------       ----------       ----------

Net Asset Value, Beginning of Period                           $    13.44       $    14.59       $    15.02       $    17.39
                                                               ----------       ----------       ----------       ----------

Investment Activities

  Net investment income                                              0.04             0.03             0.03             0.01

  Net realized and unrealized gains
     (losses) from investments                                      (2.48)           (1.18)           (0.08)           (0.24)
                                                               ----------       ----------       ----------       ----------

         Total from Investment Activities                           (2.44)           (1.15)           (0.05)           (0.23)
                                                               ----------       ----------       ----------       ----------

Distributions

  Net realized gains                                                   --               --            (0.38)           (2.14)
                                                               ----------       ----------       ----------       ----------

         Total Distributions                                           --               --            (0.38)           (2.14)
                                                               ----------       ----------       ----------       ----------

Net Asset Value, End of Period                                 $    11.00       $    13.44       $    14.59       $    15.02
                                                               ----------       ----------       ----------       ----------

Total Return (excludes sales charge)                               (18.15%)          (7.88%)          (0.43%)          (0.91%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                            $   25,314       $   24,780       $   17,783       $   10,318

  Ratio of expenses to average net
     assets                                                          1.20%            1.20%            1.20%            1.20%(c)

  Ratio of net investment income to
     average net assets                                              0.35%            0.25%            0.21%            0.20%(c)

  Ratio of expenses to average net
     assets*                                                         1.94%            1.86%            1.82%            1.82%(c)

Portfolio Turnover (d)                                              10.20%           17.58%           22.77%           77.18%


* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

CORE STOCK FUND



                                              CLASS B SHARES
                                              ----------------------------------------------------------------------------------
                                              YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,    DECEMBER 31,
                                                 2003              2002              2001              2000            1999
                                              -----------       -----------       -----------       -----------     -----------

Net Asset Value, Beginning of Period                            $     13.19       $     14.42       $     14.94     $     15.29
                                                                -----------       -----------       -----------     -----------

Investment Activities

  Net investment income (loss)                                        (0.02)            (0.04)            (0.05)          (0.06)

  Net realized and unrealized gains
     (losses) from investments                                        (2.43)            (1.19)            (0.09)           1.85
                                                                -----------       -----------       -----------     -----------

         Total from Investment Activities                             (2.45)            (1.23)            (0.14)           1.79
                                                                -----------       -----------       -----------     -----------

Distributions

  Net realized gains                                                     --                --             (0.38)          (2.14)
                                                                -----------       -----------       -----------     -----------

         Total Distributions                                             --                --             (0.38)          (2.14)
                                                                -----------       -----------       -----------     -----------

Net Asset Value, End of Period                                  $     10.74       $     13.19       $     14.42     $     14.94
                                                                -----------       -----------       -----------     -----------

Total Return (excludes
  redemption charge)                                                 (18.57%)           (8.53%)           (1.04%)         12.16%

Ratios/Supplemental Data:
  Net Assets at end of period (000)                             $   111,598       $   139,788       $   158,850     $   158,286

  Ratio of expenses to average net
     assets                                                            1.75%             1.75%             1.75%           1.75%

  Ratio of net investment income
     (loss) to average net assets                                     (0.20%)           (0.31%)           (0.33%)         (0.41%)

  Ratio of expenses to average net
     assets*                                                           2.44%             2.36%             2.31%           2.35%

Portfolio Turnover (a)                                                10.20%            17.58%            22.77%          77.18%



* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

INTERNATIONAL FUND



                                              CLASS A SHARES
                                              ---------------------------------------------------------------------------------
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     MAY 12, 1999 TO
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                 2003             2002             2001             2000           1999 (a)
                                              ----------       ----------       ----------       ----------       ----------

Net Asset Value, Beginning of Period                           $     9.28       $    12.53       $    18.19       $    13.76
                                                               ----------       ----------       ----------       ----------

Investment Activities

  Net investment income (loss)                                       0.01             0.04             0.42            (0.01)

  Net realized and unrealized gains
     (losses) on investments                                        (1.79)           (3.23)           (4.04)            4.81
                                                               ----------       ----------       ----------       ----------

         Total from Investment Activities                           (1.78)           (3.19)           (3.62)            4.80
                                                               ----------       ----------       ----------       ----------

Distributions

  Net investment income                                             (0.03)           (0.06)           (0.32)           (0.10)

  Return of capital                                                 (0.02)              --            (0.04)              --

  Net realized gains                                                   --               --            (1.68)           (0.27)
                                                               ----------       ----------       ----------       ----------

         Total Distributions                                        (0.05)           (0.06)           (2.04)           (0.37)
                                                               ----------       ----------       ----------       ----------

Net Asset Value, End of Period                                 $     7.45       $     9.28       $    12.53       $    18.19
                                                               ----------       ----------       ----------       ----------

Total Return (excludes sales charge)                               (19.29%)         (25.42%)         (20.23%)          35.09%(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                            $   68,989       $   71,043       $   30,790       $   24,215

  Ratio of expenses to average net
     assets                                                          1.45%            1.45%            1.45%            1.45%(c)

  Ratio of net investment income to
     average net assets                                              0.11%            0.11%            1.99%            0.02%(c)

  Ratio of expenses to average net
     assets*                                                         2.24%            2.16%            2.25%            2.28%(c)

Portfolio Turnover (d)                                              76.38%           61.33%           48.31%           57.73%


* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

INTERNATIONAL FUND



                                              CLASS B SHARES
                                              --------------------------------------------------------------------------------
                                              YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  2003           2002              2001             2000             1999
                                              ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period                           $     9.23       $    12.51       $    18.21       $    13.05
                                                               ----------       ----------       ----------       ----------

Investment Activities

  Net investment income (loss)                                      (0.04)           (0.04)            0.31            (0.08)

  Net realized and unrealized gains
     (losses) on investments                                        (1.78)           (3.20)           (4.01)            5.54
                                                               ----------       ----------       ----------       ----------

         Total from Investment Activities                           (1.82)           (3.24)           (3.70)            5.46
                                                               ----------       ----------       ----------       ----------

Distributions

  Net investment income                                                --            (0.04)           (0.28)         (0. 30)

  Return of capital                                                 (0.02)              --            (0.04)              --

  Net realized gains                                                   --               --            (1.68)           (0.27)
                                                               ----------       ----------       ----------       ----------

         Total Distributions                                        (0.02)           (0.04)           (2.00)           (0.30)
                                                               ----------       ----------       ----------       ----------

Net Asset Value, End of Period                                 $     7.39       $     9.23       $    12.51       $    18.21
                                                               ----------       ----------       ----------       ----------

Total Return (excludes
  redemption charge)                                               (19.73%)         (25.92%)         (20.64%)          42.00%

Ratios/Supplemental Data:
  Net Assets at end of period (000)                            $   17,608       $   22,364       $   30,317       $   34,509

  Ratio of expenses to average net
     assets                                                          2.00%            2.00%            2.00%            2.00%

  Ratio of net investment income
     (loss) to average net assets                                   (0.44%)          (0.44%)           1.73%           (0.28%)

  Ratio of expenses to average net
     assets*                                                         2.74%            2.65%            2.74%            2.82%

Portfolio Turnover (a)                                              76.38%           61.33%           48.31%           57.73%


* During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

VALUE INDEX FUND



                                           CLASS A                                       CLASS B
                                           -------------------------------------------   ------------------------------------------
                                           YEAR ENDED    YEAR ENDED     MAY 2, 2001 TO   YEAR ENDED    YEAR ENDED    MAY 2, 2001 TO
                                           DECEMBER 31,  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                              2003           2002         2001 (a)           2003         2002         2001 (a)
                                           ----------     ----------     ----------       ----------   ----------     ----------

Net Asset Value, Beginning of Period                     $     8.79     $    10.00                      $     8.78   $    10.00
                                                         ----------        ----------                   ----------     ----------

Investment Activities

  Net investment income                                        0.07           0.03                            0.03          --

  Net realized and unrealized
     losses on investments                                    (2.07)         (1.20)                          (2.07)       (1.20)
                                                         ----------        ----------                   ----------     ----------

         Total from Investment Activities                     (2.00)         (1.17)                          (2.04)       (1.20)
                                                         ----------        ----------                   ----------     ----------

Distributions

  Net investment income                                       (0.07)         (0.03)                          (0.03)       (0.01)

  Net realized gains                                             --          (0.01)                             --        (0.01)
                                                         ----------        ----------                   ----------     ----------

         Total Distributions                                  (0.07)         (0.04)                          (0.03)       (0.02)
                                                         ----------        ----------                   ----------     ----------

Net Asset Value, End of Period                           $     6.72     $     8.79                      $     6.71   $     8.78
                                                         ----------        ----------                   ----------     ----------

Total Return*                                                (22.81%)       (11.72%)(b)                     (23.24%)     (12.01%)(b)

Ratios/Supplemental Data:
  Net Assets at end of period (000)                      $   15,071        $   14,136                   $    3,227     $  2,593

  Ratio of expenses to average net
     assets                                                    0.95%          0.95%(c)                        1.50%        1.50%(c)

  Ratio of net investment income to
     average net assets                                        0.98%          0.61%(c)                        0.44%        0.04%(c)

  Ratio of expenses to average net
     assets**                                                  2.13%          2.44%(c)                        2.64%        2.58%(c)

Portfolio Turnover (d)                                        30.61%         17.86%                          30.61%       17.86%


*    Excludes sales charge for Class A and redemption charge for Class B

** During the period, certain expenses were voluntarily reduced/reimbursed. If such activity had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Funds' annual and semi-annual reports to shareholders contain additional information on each Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds by contacting a broker that sells the Funds, or by contacting the Funds at:

                             MMA Praxis Mutual Funds
                                3435 Stelzer Road
                              Columbus, OHIO 43219
                            Telephone: 1-800-9-PRAXIS
                      Internet: http://www.mmapraxis.com(1)

YOU CAN REVIEW AND GET COPIES OF THE FUNDS' REPORTS AND SAI AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION. YOU CAN GET TEXT-ONLY
COPIES:

      - For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or calling 1-202-942-8090, or by electronic request, by e-mailing the SEC at the following address: publicinfo@sec.gov.

      -     Free from the Commission's website at http://www.sec.gov.


-----------

(1)  The Funds' website is not part of this prospectus.

Investment Company Act file no. 811-08056

                       MMA PRAXIS INTERMEDIATE INCOME FUND
                           MMA PRAXIS CORE STOCK FUND
                          MMA PRAXIS INTERNATIONAL FUND
                           MMA PRAXIS VALUE INDEX FUND

                       EACH AN INVESTMENT PORTFOLIO OF THE

                             MMA PRAXIS MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2004


This Statement of Additional Information is not a prospectus, but should be read in conjunction with the most current prospectus for the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund (the "Prospectus"). The MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund and the MMA Praxis Value Index Fund are hereinafter referred to individually as a "Fund" or the "Intermediate Income Fund," the "Core Stock Fund" the "International Fund" and the "Value index Fund," respectively, and are hereinafter referred to collectively as the "Funds". The Funds are separate investment portfolios of MMA Praxis Mutual Funds (the "Company"), an open-end management investment company that currently consists of four separate investment portfolios. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Company at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll free (800) 9-PRAXIS.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS........................
  Additional Information on Portfolio Instruments.......................
  Investment Restrictions...............................................
  Portfolio Turnover....................................................
NET ASSET VALUE.........................................................
  Valuation of the Funds................................................
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................
  Matters Affecting Redemption..........................................
  Waiver of Contingent Deferred Sales Charge............................
MANAGEMENT OF THE COMPANY...............................................
  Trustees and Officers.................................................
  Independent Trustees..................................................
  Interested Trustees*..................................................
  Officers Who Are Not Trustees.........................................
  Investment Adviser....................................................
  Portfolio Transactions................................................
  Administrator.........................................................
  Distributor...........................................................
  Custodian.............................................................
  Transfer Agency, Shareholder Servicing and Fund Accounting Services...
  Independent Auditors..................................................
  Legal Counsel.........................................................
ADDITIONAL INFORMATION..................................................
  Description of Shares.................................................
  Vote of a Majority of the Outstanding Shares..........................
  Proxy Voting Policies and Procedures..................................
  Additional Tax Information............................................
  Principal Shareholders................................................
  Miscellaneous.........................................................
FINANCIAL STATEMENTS....................................................
APPENDIX A .............................................................
APPENDIX B .............................................................

                       STATEMENT OF ADDITIONAL INFORMATION

                             MMA PRAXIS MUTUAL FUNDS

      The MMA Praxis Mutual Funds (the "Company") is an open-end management investment company which currently offers four separate investment portfolios (the "Funds"). Each Fund is a diversified portfolio of the Company. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following policies supplement the investment objectives, policies and risk factors of the Funds as set forth in the Prospectus. Each of these policies will be applied subject to the social responsibility criteria set forth in the Prospectus.

      Bank Obligations. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

      Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

      Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

      Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      The Funds may purchase commercial paper consisting of issues rated at the time of purchase "A-2" or better by S&P, "Prime-2" or better by Moody's or such issues with comparable ratings by other nationally recognized statistical rating organizations ("NRSROs"). The Funds may also invest in commercial paper that is not rated but is determined by the Adviser under guidelines established by the Company's Board of Trustees, to be of comparable quality.

      Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. The investment adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

      Variable and Floating Rate Notes. The Funds may acquire variable and floating rate notes, subject to each Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Adviser under guidelines approved by the Company's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note were to default on its payment obligations, and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.


      Government Related Securities. The Funds may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government ("Government Related Securities"). Certain Government Related Securities are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal Home Loan Mortgage Corp., Tennessee, Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


      Foreign Investments. Each of the Funds may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include, but are not limited to, Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

      Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

      The Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Each Fund's custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the Fund's commitments with respect to such contracts.

      Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

      A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

      Options Trading. As described in the Prospectus, each Fund may purchase put and call options listed on a securities exchange or traded over-the-counter in an amount not exceeding 5% of its total net assets. Options trading is a specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

      A Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

      When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

      As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      Futures Contracts. As discussed in the Prospectus, the Funds may invest in futures contracts and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Fund's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Company's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

      Successful use of futures by a Fund is also subject to the Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      When-Issued Securities. As discussed in the Prospectus, each of the Funds may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued basis, cash or liquid portfolio securities equal to the amount of the commitment will be segregated. Normally, portfolio securities will be set aside to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to set aside additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

      When a Fund engages in when issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when-issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives and policies, not for investment leverage.

      Mortgage-Related Securities. The Intermediate Income Fund may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such Fund may, in addition, invest in mortgage-related securities issued by nongovernmental entities; provided, however, that to the extent that the Fund purchases mortgage-related securities from such issuers which may, solely for purposes of Section 12 of the 1940 Act, be deemed to be investment companies, the Fund's investment in such securities will be subject to the limitations on investments in investment company securities set forth below under "Investment Restrictions". Mortgage-related securities, for purposes of the Prospectus and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

      There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FFILMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

      The Intermediate Income Fund may invest in mortgage-related securities that are collateralized mortgage obligations ("CMOs") structured on pools of mortgage pass-through certificates or mortgage loans. The CMOs in which the Income Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligations to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      Zero Coupon Obligations. The Intermediate Income Fund may invest in zero coupon obligations, provided that immediately after any purchase, not more than 5% of the value of the net assets of the Fund is invested in such obligations. Unlike securities with coupons attached, which generate periodic interest payments to the holder, zero-coupon obligations pay no cash income until the date of maturity. They are purchased at a substantial discount from their value at their maturity date. This discount is amortized over the life of the security. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Since this difference is known at the time of purchase, the return on zero-coupon obligations held to maturity is predictable. Since there are no periodic interest payments made to the holder of a zero-coupon obligation, when interest rates rise, the value of such an obligation will fall more dramatically than that of a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon obligations rise more rapidly in value because the obligations have locked in a specific rate of return that becomes more attractive the further interest rates fall.

      Guaranteed Investment Contracts. The Intermediate Income Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Income Fund will only purchase a GIC when the Adviser has determined, under guidelines established by the Company's Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by an NRSRO having the characteristics described above. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund's total assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

      Income Participation Loans. The Intermediate Income Fund may acquire participation interests in privately negotiated loans to borrowers. Frequently, such loans have variable interest rates and may be backed by a bank letter of credit; in other cases they may be unsecured. Such transactions may provide an opportunity to achieve higher yields than those that may be available from other securities offered and sold to the general public.

      Privately arranged loans, however, will generally not be rated by a credit rating agency and will normally be liquid, if at all, only through a provision requiring repayment following demand by the lender. Such loans made by the Income Fund may have a demand provision permitting the Fund to require repayment within seven days. Participation in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are not readily marketable, they will be subject to the Fund's 15% limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand will depend on the ability of the borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless the Adviser determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Board of Trustees will establish procedures to monitor the credit standing of each such borrower, including its ability to honor contractual payment obligations.

      The Intermediate Income Fund will purchase income participation loans only if such instruments are, in the opinion of the Adviser, of comparable quality to securities rated within the four highest rating groups assigned by NRSROs.

      Rights and Warrants. The Core Stock Fund, the Value Index Fund and the International Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

      Medium-Grade Debt Securities. As stated in the Prospectus for the Funds, each Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

      As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

      Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments, in addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

      Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Funds to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

      Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the Funds may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Funds may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

      The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

      Lower Rated Debt Securities. The Intermediate Income Fund may invest in debt securities rated within the six highest categories assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Lower Rated Securities"). Lower Rated Securities involve special risks as they may be considered to have some speculative characteristics. These securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Lower Rated Securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of a Lower Rated Security defaults, the Fund may incur additional expenses to seek recovery. The secondary markets on which Lower Rated Securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price of such securities and the Fund's ability to sell securities at prices approximating the values the Fund had placed on such securities. The Fund will limit its investments in Lower Rated Securities to no more than 10% of total assets.

      Restricted Securities. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

      The Adviser monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security;
(2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

      Securities of Other Investment Companies. To the extent permitted by the 1940 Act and the Commission, each Fund may invest in securities issued by other funds, including those advised by the Adviser. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by either of the Funds. As a shareholder of another investment company, a Fund would generally bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose distribution or other charges in connection with the purchase or redemption of their shares and other types of charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

      Repurchase Agreements. Securities held by each Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Company's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement would be required to maintain continually the value of collateral held pursuant to the agreement at an amount equal to 102% of the repurchase price (including accrued interest). The securities held subject to repurchase agreements may bear maturities exceeding the maximum maturity specified for a Fund, provided each repurchase agreement matures in one year or less. If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending legal action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Company believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Company if presented with the question. Securities subject to repurchase agreements will be held by the Custodian or another qualified custodian. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

      Reverse Repurchase Agreements. As discussed in the Prospectus, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as Government Related Securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


      Securities Lending. In order to generate additional income, each Fund may, from time to time, subject to its investment objective and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above. A Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Company's Board of Trustees.

      Community Development Investing. MMA-CDI and CDI Notes - As set forth in the Prospectus, the Board of Trustees of the Funds has approved the investment of up to 3% of each Fund's assets in community development investments and in connection with this the Funds have received exemptive relief from the SEC that permits certain of these investments to be made through the purchase of securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts in this area primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes").

      The MMA-CDI program is operated in accordance with a statement of policy ("CDI Statement of Policy") adopted by the MMA Board of Directors. A summary of the investment guidelines established by the Statement of Policy appears below. While these guidelines are designed to assure that each community development investment will be evaluated against a consistent set of financial criteria, CDI-Notes would likely be rated at all times at less than investment grade if they were rated by independent rating organizations and will be treated by the Funds as illiquid because there is not expected to be any active secondary market for their purchase.

      Objectives -- Through MMA-CDI and other aspects of its community development investment program, MMA is committed to the creative use of market tools as a means to make a direct financial impact on disadvantaged individuals and their communities and, specifically, to assist them in utilizing existing resources of ability and human potential to create long-term sustainability and self-sufficiency. While MMA recognizes that community development investing will afford CDI Noteholders a lower financial rate of return than otherwise available, it is a principle of the CDI Statement of Policy that each community development investment will be made in a manner that is consistent with providing the highest possible degree of security within the asset class. In the context of community development investing, this means that MMA-CDI will evaluate the financial position and the managerial capability of those community development organizations to whom loans are made to assure that each will be capable of meeting the agreed upon repayment schedules.

      Types of Investments -- Under the CDI Statement of Policy, community development investments may be made in a variety of ways, including through the making of loans, the purchase of debt securities and provision of collateral support and credit enhancements. Certain general criteria that will also be taken into consideration in the selecting of community development investments include: (i) the borrowing organization's nonprofit status and focus on community development projects; (ii) the organization's history of conducting itself and its programs in a manner consistent with MMA and the understandings of the Mennonite faith tradition; and (iii) a preference for investment opportunities that benefit Mennonite communities or support efforts of significant concern and interest to the organization's primary Mennonite constituency. All investments made by MMA-CDI must be denominated in United States dollars and are expected to be made for terms of between one and five years.

      Factors Relevant to the Analysis of Community Development Investments -- The CDI Statement of Policy provides that analysis of prospective community development investments will be focused on both financial and social objectives. From a financial perspective, community development investment opportunities are carefully evaluated in accordance with more traditional investment criteria. For example, prospective investments are analyzed in an effort to ascertain (i) the risk potential and financial stability of the borrowing organization; (ii) the expertise, experience and stability of management; (iii) the existence and viability of market or business plans; (iv) cash flow, debt-equity ratios, existing collateral (or equity) stakes and other financial indicators; and (v) depth of financial reporting and responsiveness to reporting requests. Also potentially relevant in the analysis is the extent to which the borrowing organization's sources of support may be diversified (or concentrated) as a result of the investment under consideration. Subject to the criteria above, the rate of return available in connection with a community development investment that may be under consideration by MMA-CDI will also be a factor in the selection process. In addition to comparing the rate of return with prevailing interest rates in the marketplace as a whole and anticipated interest rate trends, other factors will be relevant in evaluating the rate of return available in connection with a community development investment. These factors include (i) the social impact of the specified program and the relevance of the program to the social and financial objectives set forth in the CDI Statement of Policy; (ii) the type of investment involved (e.g. direct loan or credit enhancement); (iii) the amount of the investment to be made; (iv) the rate of interest at which the prospective borrowing organization seeks to repay the lending organization; (v) prevailing interest rates in the marketplace as a whole and anticipated interest rate trends; and (vi) any financial limitations or concern that may be applicable to MMA's overall commitment to community development investment, such as type of investments (e.g. direct loan or credit enhancement), geographic distribution and types of community development activities supported as a result of the investment.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions that may be changed only by the affirmative vote of a majority of the outstanding Shares of a Fund (as defined below). Under these restrictions, each Fund may not:

      1. Purchase securities of any one issuer, other than obligations issued or guaranteed by U.S. Government agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issue.

      2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by U.S. Government agencies or instrumentalities and repurchase agreements secured by obligations of U.S. Government agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according their services. For example, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

      4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

      5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of restricted securities;

      6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds; or

      7. Purchase or sell real estate (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited by this restriction).

      The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. Each Fund may not:

      1. Enter into repurchase agreements with maturities in excess of seven days if such investments, together with other instruments in that Fund that are not readily marketable or are otherwise illiquid, exceed 15% of that Fund's total assets;

      2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

      3. Engage in short sales, provided, however, that the Growth Fund and the International Fund may engage in short sales "against the box";

      4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs including oil, gas, or mineral leases (although investments by the Funds in marketable securities of companies engaged in such activities are not prohibited in this restriction);

      5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, reorganization, or to the extent permitted by the 1940 Act and the Commission;

      6. Invest more than 5% of total assets in puts, calls, straddles, spreads or any combination thereof; or

      7. Invest more than 5% of total assets in securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

      8. Purchase or retain the securities of any issuer if the officers or Trustees of the Company or the officers or Directors of the Advisers who individually own beneficially more than 1/2 of 1% of the securities of the issuer, together own beneficially more than 5% of the securities of that issuer.

      If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.


        For the fiscal year ended December 31, 2003, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund, and the Value Index Fund were [ ]%, [ ]%, [ ]% and [ ]%, respectively. For the fiscal year ended December 31, 2002, the annual portfolio turnover rate for the Intermediate Income Fund, the Core Stock Fund, the International Fund, and the Value Index Fund were 58.16%, 10.20%, 76.38%, and 30.61%, respectively. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.


                                 NET ASSET VALUE


      As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Times applicable to such Fund on each Business Day of the Company. A "Business Day", which is defined in the Prospectus, is generally a day on which the New York Stock Exchange (the "NYSE") is open for business (other than a day on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received). The NYSE will not open in observance of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

VALUATION OF THE FUNDS

      Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.


      The Adviser may use a pricing service to value certain portfolio securities when the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services may use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under the general supervision of the Company's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

MATTERS AFFECTING REDEMPTION

      Shares in each of the Company's Funds are sold on a continuous basis by BISYS Fund Services Limited Partnership ("BISYS Fund Services" or the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by the Distributor in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities (collectively, "Entities"). Customers purchasing Shares of the Funds may include officers, directors, or employees of the Adviser or the Entities.


      Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A Fund may also suspend or postpone the recordation of the transfer of its Shares upon the occurrence of any of the foregoing conditions.) Each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of such Fund's net asset value, whichever is less, for any one Shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable. In such a case, a Fund may make payment wholly or partly in securities or other property, valued in the same way as that Fund determines net asset value. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may incur transaction costs, if they sell such securities or property, and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. The 2% redemption fee referred to in the prospectus and this statement of additional information directly affects the amount a shareholder who is subject to the fee receives upon exchange or redemption. It is intended to encourage long-term investment in the Funds, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates, and does not benefit the Adviser in any way. The Funds reserve the right to modify the terms of or terminate this fee at any time.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE

      The otherwise applicable contingent deferred sales charge will be waived for redemptions in connection with the disability of a shareholder. A shareholder will be treated as disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The shareholder must furnish proof of disability to the Distributor.

                            MANAGEMENT OF THE COMPANY

TRUSTEES AND OFFICERS

      Overall responsibility for management of the Company rests with its Board of Trustees, which is elected by the Shareholders of the Company's Funds. The Trustees elect the officers of the Company to supervise actively its day-to-day operations. As of the date of this Statement of Additional Information, the Company's officers and Trustees, as a group, own [less than 1%] of the Shares of each Fund.

      The names of the Trustees and officers of the Company, their mailing addresses, ages and their principal occupations during the past five years are as follows:

INDEPENDENT TRUSTEES


                                                                                                        NUMBER OF
                                     POSITION WITH THE                                                PORTFOLIOS IN        OTHER
                                     COMPANY, TERM OF                                                  FUND COMPLEX    DIRECTORSHIPS
                                   OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING           OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS                   TIME SERVED                  THE PAST FIVE YEARS                 DIRECTOR         DIRECTOR
---------------------                   -----------                  -------------------                 --------         --------
Karen Klassen Harder, Ph.D.        Trustee since 12/2/93    Professor, Bluffton College (September          4               N/A
  Age:  47                                                  2001 -present); Professor, Bethel
  Bluffton College                                          College  (January 1990 - 2001)
  Bluffton, OH 45817

Richard Reimer, Ph.D.              Trustee since 12/2/93    Retired; Professor of Economics, The            4               N/A
  Age:  72                                                  College of Wooster (1962 - 1996);
  The College of Wooster                                    formerly Board member, Mennonite
  Wooster, OH  44691                                        Mutual Aid, Goshen, Indiana, through
                                                            December 2001

R. Clair Sauder                    Trustee since 6/30/02    Partner, Encore Enterprises, LLC (May           4               N/A
  Age:  60                                                  2001 - present); Partner, C&D
  630 Millcross Road                                        Enterprises Unlimited (1982 - present)
  Lancaster, PA 17601

Donald E. Showalter, Esq.          Trustee since 12/2/93    Senior Partner, the law firm of                 4               N/A
  Age:  62                                                  Wharton, Aldhizer, & Weaver (June 1965
  100 S. Mason St.                                          - present); Director, Rockingham
  Harrisonburg, VA 22801                                    Heritage Bank (April 1998 - present)

Allen Yoder, Jr.                   Trustee since 12/2/93    President, Jayco, Inc., manufacturer            4               N/A
  Age:  76                                                  of recreational vehicles (retired)
  PO Box 460                                                (September 1993 - 1994); President,

  Middlebury, IN 46540                                      Deutsch Kase Haus, cheese manufacturer
                                                            (retired) (1985 - 2002)



INTERESTED TRUSTEES*


                                                                                                        NUMBER OF
                                     POSITION WITH THE                                                PORTFOLIOS IN        OTHER
                                     COMPANY, TERM OF                                                  FUND COMPLEX    DIRECTORSHIPS
                                   OFFICE AND LENGTH OF          PRINCIPAL OCCUPATION DURING           OVERSEEN BY        HELD BY
NAME, AGE AND ADDRESS                   TIME SERVED                  THE PAST FIVE YEARS                 DIRECTOR         DIRECTOR
---------------------                   -----------                  -------------------                 --------         --------
Howard L. Brenneman                Chairman and Trustee     President and CEO, Mennonite Mutual             4               N/A
  Age:  63                         since 12/2/93            Aid (December 1991 - present);
  PO Box 483                                                business and financial consultant, and
  Goshen, IN 46527                                          Director of Strategic Planning and
                                                            Development, Prairie View, Inc. (1986
                                                            - 1991)

Bruce Harder                       Trustee since 2/11/00    Executive Director for Finance and              4               N/A
  Age:  62                                                  Administration, Tri-Met, the
  2555 N.E. 28th Ave.                                       Tri-County Metropolitan Transportation
  Portland, OR 97212                                        District of Oregon, public
                                                            transportation system for Portland,
                                                            Oregon (retired) (1986 - 2003);
                                                            Chairman of the Board, Mennonite
                                                            Mutual Aid, Goshen Indiana (2003 -
                                                            present)



* Indicates an "interested person" of the Company, as that term is defined in
Section 2(a)(19) of the 1940 Act. Messrs. Brenneman and Harder are deemed to be interested persons because of their affiliation with each Fund's adviser.


OFFICERS WHO ARE NOT TRUSTEES


                                             POSITION WITH THE COMPANY,
                                                 TERM OF OFFICE AND                                  PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                          LENGTH OF TIME SERVED                              DURING THE PAST FIVE YEARS
---------------------                          ---------------------                              --------------------------
John L. Liechty                          President since 8/19/97                         Executive Management, Mennonite Mutual Aid
  Age:  49                                                                               (1976 - present)
  PO Box 483
  Goshen, IN 46527

Trent Statczar                           Treasurer since 8/19/02                         Vice President, BISYS Fund Services (1993 -
  Age:  32                                                                               present)
  3435 Stelzer Rd.
  Columbus, OH 43219

Marlo J. Kauffman                        Vice President since 12/2/93                    Financial Services Operation Manager,
  Age:  47                                                                               Mennonite Mutual Aid (1981 - present);
  PO Box 483 Goshen, IN 46527                                                            President, MMA Securities, Inc. (2003 -
                                                                                         present); OSJ Principal, ProEquities, Inc.

                                                                                         (1994 - present) (broker/dealer)

Walter B. Grimm                          Vice President since 12/2/93                    Senior Vice President, BISYS Fund Services
  Age:  56                                                                               (June 1992 - present)
  3435 Stelzer Rd.
  Columbus, OH 43219

George Stevens                           Secretary since 5/19/98                         Vice President, BISYS Fund Services (1996 -
   Age:  51                                                                              present)
   3435 Stelzer Rd.
   Columbus, OH 43219

Alaina Metz                              Assistant Secretary since 11/12/96              Vice President, BISYS Fund Services (June
  Age:  38                                                                               1995 - present)
  3435 Stelzer Rd.
  Columbus, OH 43219




         For the fiscal year ended December 31, 2003, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:



                                 DOLLAR RANGE OF                                                                   AGGREGATE DOLLAR
                                EQUITY SECURITIES                          DOLLAR RANGE OF    DOLLAR RANGE OF      RANGE OF EQUITY
        NAME OF TRUSTEE                 IN           DOLLAR RANGE OF      EQUITY SECURITIES  EQUITY SECURITIES      SECURITIES IN
        ---------------             MMA PRAXIS     EQUITY SECURITIES IN          IN                  IN           ALL FUNDS OVERSEEN
                                   INTERMEDIATE      MMA PRAXIS CORE         MMA PRAXIS       MMA PRAXIS VALUE    BY TRUSTEE IN MMA
                                   INCOME FUND          STOCK FUND       INTERNATIONAL FUND      INDEX FUND       PRAXIS FUND FAMILY
                                   -----------          ----------       ------------------      ----------       ------------------
Independent Trustees

  Karen Klassen Harder, Ph.D           [ ]                 [ ]                   [ ]                [ ]                  [ ]

  Richard Reimer, Ph.D.                [ ]                 [ ]                   [ ]                [ ]                  [ ]

  R. Clair Sauder                      [ ]                 [ ]                   [ ]                [ ]                  [ ]

  Donald E. Showalter, Esq.            [ ]                 [ ]                   [ ]                [ ]                  [ ]

  Allen Yoder, Jr.                     [ ]                 [ ]                   [ ]                [ ]                  [ ]

Interested Trustees

  Howard L.  Brenneman                 [ ]                 [ ]                   [ ]                [ ]                  [ ]

  Bruce C. Harder                      [ ]                 [ ]                   [ ]                [ ]                  [ ]




      Currently, the Board of Trustees has an audit committee, which is comprised solely of those Trustees who are not considered "interested person" of the Company, as that term is defined in Section 2 (a)(19) the 1940 Act (the
"independent trustees"). The audit committee, which met [     ] during 2003, (i)
recommends to the Board of Trustees the selection of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit; and
(iii) reviews the annual audit with the independent auditors and reviews the annual financial statements of the Funds.

      Until February 23, 2004, the Trustees of the Company not affiliated with the Distributor received from the Company a fee of $1,000 for each Board of Trustees meeting attended and were reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Subsequent to February 23, 2004, the Trustees of the Company not affiliated with the Distributor receive from the Company a $2,000 retainer paid annually, a fee of $1,500 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with the Distributor do not receive compensation from the Company.



      For the fiscal year ended December 31, 2003, the Trustees received the following compensation from the Company and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Company's investment adviser:



                                                          PENSION OR                                        TOTAL COMPENSATION
                                AGGREGATE             RETIREMENT BENEFITS                                   FROM REGISTRANT AND
                            COMPENSATION FROM           ACCRUED AS PART       ESTIMATED ANNUAL BENEFITS        FUND COMPLEX
NAME OF TRUSTEE                THE COMPANY             OF FUND EXPENSES            UPON RETIREMENT           PAID TO TRUSTEES
---------------                -----------             ----------------            ---------------           ----------------
Howard L. Brenneman          $  [          ]              [         ]               [          ]             $   [          ]
Karen Klassen Harder            [          ]              [         ]               [          ]                 [          ]
Richard Reimer                  [          ]              [         ]               [          ]                 [          ]
R. Clair Sauder                 [          ]              [         ]               [          ]                 [          ]
Donald E. Showalter             [          ]              [         ]               [          ]                 [          ]
Allen Yoder, Jr.                [          ]              [         ]               [          ]                 [          ]
Bruce Harder                    [          ]              [         ]               [          ]                 [          ]



      The officers of the Company receive no compensation directly from the Company for performing the duties of their offices. The Distributor receives fees from the Company for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Company for acting as transfer agent and for providing fund accounting services. Messrs. Statczar, Grimm and Stevens and Ms. Metz are employees of the Distributor. Messrs. Liechty and Kauffman are employees of the Adviser.

      The Company, the Adviser, the Sub-Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the Investment Company Act of 1940, applicable to securities trading activities of their respective personnel. Each Code permits covered personnel to trade in securities in which the Funds may invest, subject to various restrictions and reporting requirements.

INVESTMENT ADVISER


      Investment advisory services are provided to the Funds by Menno Insurance Service, Inc., d\b\a MMA Capital Management (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of January 3, 1994 (the "Investment Advisory Agreement"). Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, each of the Funds pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund, of fifty one-hundredths of one percent (.50%) for the Intermediate Income Fund, of seventy-four one-hundredths of one percent (.74%) for the Core Stock Fund, of ninety one-hundredths of one percent (.90%) for the International Fund and thirty one-hundredths of one percent (.30%) for the Value Index Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to any Fund to increase the net income of the Fund available for distribution as dividends.



      The Adviser has entered into an expense limitation agreement with respect to each Fund until April 30, 2005, pursuant to which the Adviser has agreed to waive fees and/or reimburse expenses (excluding, costs associated with fair value pricing, legal fees, costs associated with self-compliance and extraordinary expenses) to the extent necessary in order to limit the Total Annual Fund Operating Expenses of Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 0.85%, 1.25%, 1.50% and 0.95%, respectively, of each Fund's average daily net assets, and of Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to 1.30% 1.90%, 2.15% and 1.50%, respectively, of each Fund's average daily net assets. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to each Fund's expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses of the Class A Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 0.85%, 1.25%, 1.50% and 0.95%, respectively, and the Class B Shares of the Intermediate Income Fund, Core Stock Fund, International Fund and Value Index Fund to exceed 1.30%, 1.90%, 2.15% and 1.50%, respectively. The repayment is made within three years after the year in which the Adviser incurred the expense.


      The total investment advisory fees paid to the Adviser for the last three fiscal years is as follows:


      Intermediate Income Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $294,311 and the Adviser waived or assumed investment advisory fees in the amount of $354,105; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $339,421 and the Adviser waived or assumed investment advisory fees in the amount of $429,721; and for the fiscal year ended December 31, 2003, the Adviser
earned investment advisory fees of $[        ] and the Adviser waived or assumed
investment advisory fees in the amount of $[        ].



      Core Stock Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $1,235,638 and the Adviser waived or assumed investment advisory fees in the amount of $764,156; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $1,113,972 and the Adviser waived or assumed investment advisory fees in the amount of $812,123; and for the fiscal year ended December 31, 2003, the Adviser
earned investment advisory fees of $[        ] and the Adviser waived or assumed
investment advisory fees in the amount of $[        ].



      International Fund -- for the fiscal year ended December 31, 2001, the Adviser earned investment advisory fees of $864,968 and the Adviser waived or assumed investment advisory fees in the amount of $487,142; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $822,131 and the Adviser waived or assumed investment advisory fees in the amount of $528,365; and for the fiscal year ended December 31, 2003, the Adviser earned
investment advisory fees of $[        ] and the Adviser waived or assumed
investment advisory fees in the amount of $[        ].



      Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, the Adviser earned investment advisory fees of $25,726 and the Adviser waived or assumed investment advisory fees in the amount of $69,143; for the fiscal year ended December 31, 2002, the Adviser earned investment advisory fees of $53,899 and the Adviser waived or assumed investment advisory fees in the amount of $107,146; and for the fiscal year ended December 31, 2003, the Adviser earned investment advisory fees of
$[        ] and the Adviser waived or assumed investment advisory fees in the
amount of $[        ].



      Evergreen Investment Management Company, LLC, Boston, Massachusetts (the "Sub-Adviser") provides sub-investment advisory services to the International Fund pursuant to a Sub-Advisory Agreement dated as of January 1, 2004 (the "Sub-Advisory Agreement"). Evergreen is a wholly owned subsidiary of EIMCO Trust. EIMCO Trust is 99% owned by Evergreen Investment Company, Inc. Evergreen Investment Company, Inc. is a wholly-owned subsidiary of Wachovia Bank, N.A. Wachovia Bank, N.A. is a wholly owned subsidiary of Wachovia Corporation. The terms and conditions of the Sub-Advisory Agreement are substantially similar to those of the Investment Advisory Agreement. Evergreen also provided sub-investment advisory services to the International Fund for the period December 9, 2003 to January 1, 2004 pursuant to an interim sub-advisory agreement, the terms of which were substantially similar to the current Sub-Advisory Agreement. For the services provided pursuant to the interim sub-advisory agreement and for the current Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee computed daily and paid monthly, at an annual rate of forty-eight hundredths of one percent (.48%) of the International Fund's average daily net assets up to and including $100 million, and forty-five hundredths of one percent (.45%) of the International Fund's average daily net assets over $100 million. For the period December 9, 2003 until December 31,2003, the Fund paid to the Sub-Adviser $35,926.34.



      Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each Fund from year to year if such continuance is approved at least annually by the Company's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this SAI), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Advisory Agreement shall continue until January 1, 2005, and thereafter shall continue automatically for successive annual periods. provided such continuance is specifically approved at least annually by the Company's Board of Trustees or by vote of the lesser of
(a) 67% of the shares of the International Fund represented at a meeting if holders of more than 50% of the outstanding shares of the International Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the International Fund, provided that in either event its continuance also is approved by a majority of the Company's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.


      The Investment Advisory Agreement and Sub-Advisory Agreement each provide that the Adviser and Sub-Adviser, as applicable, shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement or Sub-Advisory Agreement, as applicable, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser or Sub-Adviser, as applicable, in the performance of its duties, or from reckless disregard by the Adviser or Sub-Adviser, as applicable, of its duties and obligations thereunder.


      In connection with its most recent renewal of the Investment Advisory Agreement, the Board of Trustees, including a majority those Trustees who are not "interested persons" of the Funds or the Adviser, requested and received from the Adviser, information and data relating to the Investment Advisory Agreement and the Funds. The Board then considered a number of factors relating to the Funds and the Agreement, including: fee and long- and short-term performance information relating to each of the Funds and other funds of similar sizes and with similar investment objectives; the services provided by the Adviser to the Funds and the quality of those services; the amount of the investment advisory fees paid by the Funds to the Adviser and the level of such fees on a comparative basis with other similar funds of comparable size and investment approach; information concerning the brokerage practices of the Adviser including soft dollar practices; and financial information regarding the Adviser including profitability information. The Board also took note of the expense limitation agreements that the Adviser has entered into in order to limit the total expenses of the Funds and the Adviser's commitment to the overall success and continued growth of the Funds. Based upon their review and consideration of these factors and other matters deemed relevant, the Board concluded that the terms of the investment Advisory Agreement were fair and reasonable and the Board voted to renew the Agreement.



      In evaluating the Sub-Advisory Agreement, the Board considered information furnished by Evergreen and MMA, and gave weight to the following factors: (i) the investment management experience of Evergreen as a firm and its experience providing international investment advice in particular; (ii) the qualifications of individual investment personnel of Evergreen; (iii) Evergreen's blend of growth and value investment style and its focus on low portfolio volatility and risk that complements the International Fund's investment objectives and strategies; (iv) Evergreen's plans with respect to the operation and management of the International Fund, including Evergreen's plans to employ a team approach to the management of the International Fund; (v) data regarding Evergreen's investment performance, including Evergreen's high ranking under the Policy described above; (vi) information regarding the financial resources of Evergreen, including its significant assets under management and reputation throughout the industry; (vii) Evergreen's sub-advisory client service program, including its willingness to provide ongoing client servicing support; (viii) the reports and analyses of industry consultants regarding the quality of Evergreen's investment style and performance as a portfolio manager; and (ix) while Evergreen has never managed a socially responsible investment mutual fund before, Evergreen has experience managing funds with specified investment guidelines prohibiting investments in particular industries or companies. The Board concluded further that the terms of the Sub-Advisory Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the International Fund and its shareholders.


      In arriving at their decision to approve the renewal of each of the agreements, the Board did not assign relative weights to the factors discussed above or deem any one factor or group of factors to be controlling in and of themselves.

PORTFOLIO TRANSACTIONS

      Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Company and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

      Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Funds. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

      While the Adviser generally seeks competitive commissions, the Company may not necessarily pay the lowest commission available on each brokerage transaction, for the reasons discussed above.

      Except as permitted by applicable laws, rules and regulations, the Adviser will not, on behalf of the Funds, execute portfolio transactions through, acquire portfolio securities issued by, or enter into repurchase or reverse repurchase agreements with the Adviser, the Distributor, or their affiliates, and will not give preference to the Adviser's affiliates with respect to such transactions, securities, repurchase agreements, and reverse repurchase agreements.

      Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by the Adviser. Any such other fund, investment company or account may also invest in the same securities as either of the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and either the other Fund of the Company or another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund(s) and such other fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Fund or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.


      In the event that the Adviser determines that current market conditions are not suitable for the Intermediate Income Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. In the event that the Sub-Adviser determines that the current market conditions are not suitable for the International Fund's typical investments, the Sub-Adviser may instead, for temporary defensive purposes, invest all or any portion of the Fund's assets in U.S. equity securities, money market instruments, U.S. Government-related securities and repurchase agreements.



      For the fiscal years ended December 31, 2001, 2002 and 2003, the Core
Stock Fund paid brokerage commissions of $351,508, $337,390 and $[        ],
respectively. For the fiscal years ended December 31, 2001, 2002 and 2003, the International Fund paid brokerage commissions of $133,536, $90,628 and
$[        ], respectively. No commissions were paid to any affiliate of the
Funds or the Adviser.


ADMINISTRATOR

      BISYS Fund Services serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated January 1, 1994 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

      Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical support, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Funds' operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Sub-Adviser under the Sub-Advisory Agreement, the Custodian under the Custodian Agreement and BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

      The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement calculated daily and paid periodically, at an annual rate equal to fifteen one-hundredths of one percent (.15%) of a Fund's average daily net assets. The Administrator may periodically waive all or a portion of its fee with respect to either Fund in order to increase the net income of a Fund available for distribution as dividends.

      The total administration fees paid to the Administrator for the last three fiscal years is as follows:

      Intermediate Income Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $88,294; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $101,827; and for the fiscal year ended December 31, 2003, the Administrator
earned administration fees of $[        ].



      Core Stock Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $250,468; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $225,805; and for the fiscal year ended December 31, 2003, the Administrator earned
administration fees of $[        ].



      International Fund -- for the fiscal year ended December 31, 2001, the Administrator earned administration fees of $144,162; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $137,022; and for the fiscal year ended December 31, 2003, the Administrator earned
administration fees of $[        ].



      Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, the Administrator earned administration fees of $33,426; for the fiscal year ended December 31, 2002, the Administrator earned administration fees of $50,001; and for the fiscal year ended December
31, 2003, the Administrator earned administration fees of $[        ].



      Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until January 1, 200[6]. The Administration Agreement thereafter shall be renewed automatically for successive [two]-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund through a failure to renew the agreement, upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Company's Board of Trustees or by the Administrator.


      The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by either of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR


      BISYS Fund Services serves as distributor for the Funds pursuant to the Distribution Agreement dated January 3, 1994, with respect to the Funds (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect as to each Fund for successive one-year periods if approved at least annually (i) by the Company's Board of Trustees or by the vote of a majority of the outstanding Shares of the Company, and (ii) by the vote of a majority of the Trustees of the Company who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically in the event of any assignment pursuant to the 1940 Act.


      The total front-end sales charges and contingent deferred sales charges received by BISYS Fund Services as the distributor for the last three fiscal years is as follows:


      Intermediate Income Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $90,794 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $55,126 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,360 and it reallowed $50,766 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $111,082 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $58,766 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,270 and it reallowed $59,496 to other dealers; and for the fiscal year
ended December 31, 2003, BISYS Fund Services received $[        ] in deferred
sales charges in connection with sales of Class B Shares of the Fund, of which
it retained $[        ], and BISYS Fund Services received $[ ] in front-end
sales charges in connection with sales of Class A Shares of the Fund, of which
it retained $[        ] and it reallowed $[        ] to other dealers.



      Core Stock Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $263,702 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $129,220 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $13,637 and it reallowed $115,583 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $227,398 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $146,087 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $15,463 and it reallowed $130,624 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund Services
received $[        ] in deferred sales charges in connection with sales of Class
B Shares of the Fund, of which it retained $[        ], and BISYS Fund Services
received $[        ] in front-end sales charges in connection with sales of
Class A Shares of the Fund, of which it retained $[        ] and it reallowed
$[        ] to other dealers.



      International Fund -- for the fiscal year ended December 31, 2001, BISYS Fund Services received $82,410 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $85,179 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $11,287 and it reallowed $73,892 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $49,142 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $55,345 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $6,710 and it reallowed $48,635 to other dealers; and for the fiscal year ended December 31, 2003, BISYS Fund
Services received $[        ] in deferred sales charges in connection with sales
of Class B Shares of the Fund, of which it retained $[        ], and BISYS Fund
Services received $[        ] in front-end sales charges in connection with
sales of Class A Shares of the Fund, of which it retained $[        ] and it
reallowed $[        ] to other dealers.



      Value Index Fund -- for the period from May 2, 2001 (commencement of operations) through December 31, 2001, BISYS Fund Services received $35,412 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $30,881 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $3,485 and it reallowed $27,396 to other dealers; for the fiscal year ended December 31, 2002, BISYS Fund Services received $38,983 in deferred sales charges in connection with sales of Class B Shares of the Fund, of which it retained $0, and BISYS Fund Services received $46,984 in front-end sales charges in connection with sales of Class A Shares of the Fund, of which it retained $4,997 and it reallowed $41,987 to other dealers; and for the fiscal
year ended December 31, 2003, BISYS Fund Services received $[        ] in
deferred sales charges in connection with sales of Class B Shares of the Fund,
of which it retained $[        ], and BISYS Fund Services received $[        ]
in front-end sales charges in connection with sales of Class A Shares of the
Fund, of which it retained $[        ] and it reallowed $[        ] to other
dealers.


      As described in the Prospectus, the Company has adopted Distribution Services Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each class of shares offered by the Funds in order to pay for activities primarily intended to result in the sale of a Fund's shares. Pursuant to the Plan for Class A Shares, the Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of the applicable Fund's assets attributable to Class A Shares, and up to 0.25% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders. Pursuant to the Plan for Class B Shares, the Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund's assets attributable to Class B Shares, and up to 0.75% of these fees may be used for distribution purposes and up to 0.25% may be used for activities or expenses related to account maintenance or personal service to existing shareholders.

      For the fiscal year ended December 31, 2003, each Fund paid or reimbursed the Distributor pursuant to the Plans with respect to each class of shares in the following amounts and for the following purposes:


      Intermediate Income Fund -- pursuant to the Plan for Class A Shares,
$[        ] was paid to sales personnel in connection with shareholder services
and $[        ] was paid to brokers in connection with distribution activities;
and pursuant to the Plan for Class B Shares, $[        ] was paid to sales
personnel in connection with shareholder services and $[        ] was paid to
brokers in connection with distribution activities.



      Core Stock Fund -- pursuant to the Plan for Class A Shares, $[        ]
was paid to sales personnel in connection with shareholder services and
$[        ] was paid to brokers in connection with distribution activities; and
pursuant to the Plan for Class B Shares, $[        ] was paid to sales personnel
in connection with shareholder services and $[        ] was paid to brokers in
connection with distribution activities.



      International Fund -- pursuant to the Plan for Class A Shares, $[        ]
was paid to sales personnel in connection with shareholder services and
$[        ] was paid to brokers in connection with distribution activities; and
pursuant to the Plan for Class B Shares, $[        ] was paid to sales personnel
in connection with shareholder services and $[        ] was paid to brokers in
connection with distribution activities.



      Value Index Fund -- pursuant to the Plan for Class A Shares, $[        ]
was paid to sales personnel in connection with shareholder services and
$[        ] was paid to brokers in connection with distribution activities; and
pursuant to the Plan for Class B Shares, $[        ] was paid to sales personnel
in connection with shareholder services and $[        ] was paid to brokers in
connection with distribution activities.


CUSTODIAN


      The Northern Trust Company, Chicago, Illinois, serves as custodian (the "Custodian") to the Company pursuant to the Custodian Agreement dated as of December 8, 2003 between the Company and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting income on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Rules adopted under the 1940 Act permit the Company to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian may enter into subcustodial agreements for the holding of each Fund's foreign securities.



      Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by the Company upon 60-days advance written notice to the Custodian and by the Custodian upon 90-days written notice to the Company.


TRANSFER AGENCY, SHAREHOLDER SERVICING AND FUND ACCOUNTING SERVICES

      BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio, Inc." or the "Transfer Agent") serves as transfer agent and dividend disbursing agent for the Funds pursuant to the Transfer Agency Agreement dated January 1, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's Shareholders of record: maintenance of shareholder records; processing Shareholder purchase, exchange and redemption orders; processing transfers and exchanges of Shares of the Company on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of Shareholders of record and is reimbursed for out-of-pocket expenses.

      In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated January 1, 1994. BISYS Fund Services Ohio, Inc. receives a fee from each Fund for such services based upon the total assets in that Fund. Under such Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

      Pursuant to a Shareholder Servicing Agreement, BISYS Fund Services provides administrative services to shareholders. Such services include changing dividend options, account designations, and addresses; administering shareholder records; transmitting and receiving funds in connection with shareholder orders; and providing other account administration services. The maximum aggregate fee for such services shall not exceed on an annual basis 0.25% of a Fund's average daily net assets.

INDEPENDENT AUDITORS


      [    ], [    ], serves as the independent auditors for the Company.


LEGAL COUNSEL

      Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116, serves as counsel to the Company.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      The Company was organized on September 30, 1993 as a Delaware business trust. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are shares of beneficial interest, with a par value of $.01 per share. The Company presently has three separate investment portfolios (or series) of Shares. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Company into one or more additional investment portfolios (or series) by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.


      Shares have no subscription or preemptive rights and only such conversion or exchange rights as described in the Prospectus. When issued for payment as described in the Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution.


      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding, Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Company voting without regard to the Fund.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

      As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.


PROXY VOTING POLICIES AND PROCEDURES



      The Funds' proxy voting policies and procedures are included for your reference at Appendix B to this Statement of Additional Information.


ADDITIONAL TAX INFORMATION

      Taxation of the Funds. Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

      To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

      As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. Each Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

      If for any taxable year a Fund fails to qualify as a regulated investment company, the Fund will be subject to U.S. federal income tax on its taxable income (with no deduction for distributions to shareholders), and Fund distributions will be taxable to shareholders as ordinary dividends to the extent of the Fund's earnings and profits.


      Distributions. Dividends paid out of a Fund's investment company taxable income generally will be taxable to a U.S. Shareholder as ordinary income. A portion of either the Core Stock Fund's, the International Fund's or the Value Index Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by these Funds may be eligible for the corporate dividends-received deduction. It is also possible that a portion of the income earned by the Income Fund may be in the form of dividends from fixed income preferred stock investments. Therefore, a portion of that Fund's income may also be eligible for the corporate dividends-received deduction.



      A portion of the dividends received by individual Shareholders from certain Funds may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, REIT distributions and, in many cases, distributions from non-U.S. corporations.


      Distributions of net capital gains, if any, designated as capital gain dividends will generally be taxable to Shareholders as long-term capital gains regardless of how long the Shareholder has held a Fund's Shares, and are not eligible for the dividends-received deduction.

      For federal tax purposes, distributions received from a Fund will be treated as described above whether received in cash or in additional shares. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

      Original Issue Discount Securities. Investments by a Fund in securities that are issued at a discount will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

      Options and Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option. in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

      Certain options in which a Fund may invest are "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on

October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to Shareholders.

      Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.




      Constructive Sales. Under certain circumstances, a Fund may recognize gain from the constructive sale of an appreciated financial position. If a Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions before the end of the 30th day after the close of the taxable year, if certain conditions are met.

      Municipal Obligations. If a Fund invests in tax-exempt municipal obligations from which it earns tax-exempt interest income, such income will not be tax-exempt in the hands of Shareholders. In order to avoid the payment of federal income and excise tax, the Fund may be required to distribute such income to Shareholders, to whom it will be taxable.

      Other Investment Companies. It is possible that by investing in other investment companies, the Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

      Foreign Currency Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

      Passive Foreign Investment Companies. If a Fund invests in stock of certain foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

      A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Fund's investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. A Fund may make an election with respect to those foreign investment companies which provide the Fund with the required information. Alternatively, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any market-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

      Sale of Shares. Upon the sale or other disposition of Shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares.


      In some cases, Shareholders of a Fund will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their Shares. This prohibition generally applies where (1) the Shareholder incurs a sales load in acquiring the Shares of the Fund, (2) the Shares are disposed of before the 91st day after the date on which they were acquired, and (3) the Shareholder subsequently acquires Shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund Shares. The term "reinvestment right" means any right to acquire shares or one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.


      Foreign Withholding Taxes. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.


      If more than 50% of the value of the International Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to "pass-through" to the Fund's Shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a Shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a Shareholder who does not itemize deductions. Because application of the deduction or credit for foreign taxes paid is subject to numerous limitations and depends on the particular circumstances of each Shareholder, Shareholders are advised to consult their own tax advisers.


      Backup Withholding. Each Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

      Foreign Shareholders. The tax consequences to a foreign Shareholder of an investment in a Fund may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      Other Taxation. The Company is organized as a Delaware business trust and, under current law, neither the Company nor any Fund is liable for any income or franchise tax in the State of Delaware, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

      Fund Shareholders may be subject to state and local taxes on their Fund distributions. In certain states, Fund distributions that are derived from interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation. Also, in many states, Fund distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.




PRINCIPAL SHAREHOLDERS


      As of [date], no persons or entities owned beneficially or of record 5% or more of any Funds' outstanding shares, except:



      [To be filed by amendment]


MISCELLANEOUS

      The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a Fund within the Company or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Company officers regarding expected trends and strategies.

      Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. The Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request from shareholders owning not less than 10% of the outstanding votes of the Company entitled to vote. At such a meeting, a vote of two-thirds of the outstanding shares of the Company has the power to remove one or more Trustees.

      The Company is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Company.

      The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

      The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


      Financial Statements for the Funds, including notes thereto, and the
report of [          ] thereon, dated [          ], are included in the Funds'
Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information. Copies of the Annual Report may be obtained upon request and without charge from the Funds at the address and telephone number provided on the cover of this Statement of Additional Information.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

      A Standard & Poor's Corporation ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for commercial paper.

         "A-I" -- Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-l+."

         "A-2" -- Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" -- Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

         "B" -- Issue has only a speculative capacity for timely payment.

         "C" -- Issue has a doubtful capacity for payment.

         "D" -- Issue is in payment default.

      Moody's Investors Service, Inc. ("Moody's") commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" -- Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" -- Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" -- Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" -- Issuer does not fall within any of the Prime rating categories.

      The three rating categories of Duff & Phelps Credit Rating Co. ("Duff & Phelps") for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," "Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper.

         "Duff 1+" -- Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "Duff 1" -- Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "Duff 1-" -- Debt possesses high certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "Duff-2" -- Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "Duff 3" -- Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "Duff 4" -- Debt possesses speculative investment characteristics.

         "Duff 5" -- Issuer has failed to meet scheduled principal and/or interest payments.

      Fitch Investors Service, Inc. ("Fitch") short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-l+" -- Securities possess exceptionally strong credit quality. Issuers assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" -- Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-l+."

         "F-2" -- Securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-l+" and "F-1" categories.

         "F-3" -- Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes in financial and economic conditions.

         "D" -- Securities are in actual or imminent payment default.

      Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

      Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-banks; non United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" -- This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" -- This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" -- This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" -- This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

      IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by 1BCA for short-term debt ratings:

         "A1 + " -- Obligations are supported by the highest capacity for timely repayment.

         "A2" -- Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

         "A3" -- Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

         "B" -- Obligations capacity for timely repayment is susceptible to changes in business, economic, or financial conditions.

         "C" -- Obligations have an inadequate capacity to ensure timely repayment.

         "D" -- Obligations have a high risk of default or are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

      The following summarizes the ratings used by S&P for corporate and municipal debt:

         "AAA" -- This designation represents the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" -- Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" -- Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" -- Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC," and "C" -- Debt that possesses one of these ratings is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "CI" -- This rating is reserved for income bonds on which no interest is being paid.

         "D" -- Debt is in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) -- The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" -- Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" -- Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" -- Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" -- Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing, "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. ( -- ) -- Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

      The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" -- Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" -- Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" -- Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" -- Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with divided arrearages.

      To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-l+."

         "A" -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "C," "DDD," "DD," and "D" -- Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

      To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

      IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" -- Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and. interest is substantial such that adverse changes. in business, economic or financial conditions are unlikely to increase investment risk significantly.

         "AA" -- Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" -- Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

         "BBB" -- Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

         "BB," "B," "CCC," "CC," and "C" -- Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

      IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

      Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" -- This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

         "AA" -- This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         "A" -- This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" -- This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" -- These obligations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "PB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" -- This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) -- The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                                   APPENDIX B



                           [To be filed by amendment]

                                     PART C
                                OTHER INFORMATION


Item 23   Exhibits

            (a)   (1)   Amended and Restated Agreement and Declaration of Trust
                        (2)

                  (2)   Certificate of Trust (1)

            (b)   By-Laws (2)

            (c) Certificates for Shares are not issued. Articles III and V of the Registrant's Declaration of Trust define rights of holders of Shares.

            (d)   (1)   Investment Advisory Agreement (with respect to MMA
                        Praxis Intermediate Income Fund and MMA Praxis Core
                        Stock Fund) (3)

                  (2) Investment Advisory Agreement (with respect to MMA Praxis International Fund) (5)

                  (3) Sub-Advisory Agreement with Evergreen Investment Management Company, LLC (with respect to MMA Praxis International Fund) [to be filed by amendment]

                  (4) Investment Advisory Agreement (with respect to MMA Praxis Value Index Fund) (7)

            (e) Distribution Agreement between Registrant and BISYS Fund Services (3)

            (f)   Not Applicable


            (g) Custody Agreement between Registrant and The Northern Trust Company [to be filed by amendment]

            (h)   (1)   Management and Administration Agreement between the
                        Registrant and BISYS Fund Services

                  (2) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

                  (3) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

                  (4) Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

            (i)   Opinion and Consent of Counsel [to be filed by amendment]

            (j)   Consent of Independent Auditors [to be filed by amendment]


            (k)   Not Applicable

            (l)   Letters concerning Initial Capital (3)

            (m)   (1) Distribution Services Plan -- Class A Shares (6)

                  (2)   Distribution Services Plan -- Class B Shares (6)

            (n)    Not Applicable


            (o)    Rule 18f-3 Plan [to be amended]


            (p)(1) Code of Ethics of the MMA Praxis Mutual Funds (7)

            (p)(2) Code of Ethics of MMA Capital Management (7)


            (p)(3) Code of Ethics of Evergreen Investment Management Company,
                   LLC [to be filed by amendment]

            (p)(4) Code of Ethics of BISYS Fund Services [to be filed by amendment]


--------------------

1 Filed in Registrant's initial Registration Statement on September 30, 1993, and incorporated by reference herein.

2 Filed in Pre-Effective Amendment No. 1 to the Registration Statement on December 13, 1993, and incorporated by reference herein.

3 Filed in Pre-Effective Amendment No. 2 to the Registration Statement on December 28, 1993, and incorporated by reference herein.

4 Filed in Post-Effective Amendment No. 1 to the Registration Statement on June 30, 1994, and incorporated by reference herein.

5 Filed in Post-Effective Amendment No. 5 to the Registration Statement on April 1, 1997 and incorporated by reference herein.

6 Filed in Post-Effective Amendment No. 8 to the Registration Statement on March 3, 1999 and incorporated by reference herein.

7 Filed in Post-Effective Amendment No. 13 to the Registration Statement filed on April 30, 2001 and incorporated by reference herein.

Item 24  Persons Controlled by or Under Common Control with Registrant

         Not applicable.

Item 25     Indemnification

            Reference is made to Article VII of the Registrant's Declaration of Trust (Exhibit (a)(1), and Article VI of the Registrant's By-Laws (Exhibit (b), which are incorporated by reference herein.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26 Business and Other Connections of Investment Adviser and its Officers and Directors

            The business of the Adviser is summarized under "MANAGEMENT OF THE COMPANY Investment Adviser" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser's investment adviser registration on Form ADV (File No. 801-36323) and is hereby incorporated herein by reference thereto.

Item 27     Principal Underwriter


            (a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies: American Independence Funds Trust, American Performance Funds, AmSouth Funds, BB&T Funds, The Coventry Group, The Eureka Funds, First Focus Funds, The Hirtle Callaghan Trust, HSBC Advisor Funds Trust, HSBC Investor Funds, HSBC Investor Portfolios, The Infinity Mutual Funds, Inc., Kensington Funds, LEADER Mutual Funds, Legacy Funds Group, MMA Praxis Mutual Funds, Mercantile Funds, Inc., Old Westbury Funds, Inc., Pacific Capital Funds, USAllianz Variable Insurance Products Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Insurance Funds and Vintage Mutual Funds, Inc.

            BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 Summer Street, Suite 1500, Boston, MA 02110. Office of Supervisory Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

            (b) Information about Directors and Officers of BISYS is as follows:

Name and Address                  Position with Underwriter    Position with Fund
----------------                  -------------------------    ------------------
BISYS Fund Services Ohio,Inc.       Sole Limited Partner              None
3435 Stelzer Road
Columbus, OH  43219

BISYS Fund Services, Inc.           Sole General Partner              None
3435 Stelzer Road
Columbus, OH  43219



            (c) Not Applicable.

Item 28     Location of Accounts and Records

            The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of MMA Capital Management, 110 North Main Street, Goshen, Indiana 46527 (records relating to its function as adviser for MMA Praxis Intermediate Income Fund, MMA Praxis Core Stock, MMA Praxis International Fund and MMA Praxis Value Index Fund), Evergreen Investment Management Company, LLC, 200 Berkeley Street, Boston, Massachusetts 02116 (records relating to its function as investment sub-adviser to MMA Praxis International Fund), BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as general manager, administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).

Item 29     Management Services

            Not Applicable.

Item 30     Undertakings

            None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 16 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 27th day of February, 2004.

                                    MMA PRAXIS MUTUAL FUNDS

                                                  *
                                    ------------------------------------
                                    John L. Liechty, President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                       Title                   Date

              *                            President           February 27, 2004
-------------------------------
John L. Liechty

              *                      Treasurer (Principal      February 27, 2004
-------------------------------    Financial and Accounting
Trent Statczar                            Officer)

              *                       Chairman and Trustee     February 27, 2004
-------------------------------
Howard L. Brenneman

              *                            Trustee             February 27, 2004
-------------------------------
Richard Reimer

              *                            Trustee             February 27, 2004
-------------------------------
Karen Klassen Harder

              *                            Trustee            February 27, 2004
-------------------------------
Donald E. Showalter

              *                            Trustee            February 27, 2004
-------------------------------
Allen Yoder, Jr.

              *                            Trustee            February 27, 2004
-------------------------------
Bruce Harder*

              *                             Trustee            February 27, 2004
-------------------------------
R. Clair Sauder


*By:  /s/ Joseph R. Fleming
      -------------------------
      Joseph R. Fleming
      Attorney-in-fact



* Pursuant to Power of Attorney filed in Post-Effective Amendment No. 15 to the Registration Statement on May 1, 2003.

                                  EXHIBIT INDEX

EXHIBIT NO.


(d)(3) Sub-Advisory Agreement with Evergreen Investment Management Company, LLC [to be filed by amendment]

(g) Custody Agreement between Registrant and The Northern Trust Company [to be filed by amendment]

(h)(1) Management and Administration Agreement between the Registrant and BISYS Fund Services

(h)(2) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(h)(3) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(h)(4) Omnibus Fee Agreement between the Registrant and BISYS Fund Services Ohio, Inc.

(i)   Opinion and Consent of Counsel [to be filed by amendment]

(j)   Consent of Independent Auditors [to be filed by amendment]

(p)(3) Code of Ethics of Evergreen Investment Management Company, LLC [to be filed by amendment]

(p)(4) Code of Ethics of BISYS Fund Services [to be filed by amendment]